SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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TARGETED GENETICS CORPORATION
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 16, 2007

Dear Fellow Shareholder:

You are cordially invited to attend the Targeted Genetics Corporation 2007 Annual Meeting of Shareholders to be held on Thursday, May 17, 2007, at 9:00 a.m. local time, at the Washington Athletic Club, 1325 Sixth Avenue, Seattle, Washington.

The matters to be acted upon are described in the accompanying notice of annual meeting and proxy statement. We will also report on our 2006 business results and other matters of interest to our shareholders and there will be time for questions.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to vote so we can be assured of having the presence of a quorum at the meeting. Please mark your votes on the enclosed proxy card, sign and date the proxy card and return it promptly in the enclosed postage-prepaid envelope. If you attend the Annual Meeting, you may vote in person if you wish, even if you previously returned your proxy card. If you hold your shares through an account with a broker, bank or other custodian, please follow the instructions you receive from them to vote your shares.

Sincerely,

H. Stewart Parker
President and Chief Executive Officer

TARGETED GENETICS CORPORATION
1100 Olive Way, Suite 100
Seattle, Washington 98101

NOTICE OF 2007 ANNUAL MEETING OF SHAREHOLDERS

The 2007 Annual Meeting of Shareholders of Targeted Genetics Corporation will be held on Thursday, May 17, 2007, at 9:00 a.m. local time, at the Washington Athletic Club, 1325 Sixth Avenue, Seattle, Washington, for the following purposes, as more fully described in the proxy statement accompanying this notice:

•	To elect two Class 1 directors to our Board of Directors, each to serve a three-year term expiring at the 2010 annual meeting of shareholders or until their successors are duly elected and qualified;

•	To approve an amendment to our Amended and Restated Articles of Incorporation to increase the authorized shares of common stock from 18,000,000 shares to 30,000,000 shares;

•	To approve an amendment and restatement of the Targeted Genetics 1999 Stock Option Plan, which will be known as the “Targeted Genetics Corporation Stock Incentive Plan” upon shareholder approval;

•	To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2007; and

•	To transact any other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Our Board of Directors has fixed the close of business on March 16, 2007 as the record date for the Annual Meeting. Only holders of record of our common stock on the record date are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

Your vote is very important. Whether or not you plan to attend the Annual Meeting, to ensure your representation and to ensure the presence of a quorum, you should complete, sign, date and return the enclosed proxy card as promptly as possible in the enclosed postage-prepaid envelope.

The approximate date of mailing this proxy statement and the accompanying proxy card is April 16, 2007.

By order of the Board of Directors,

David J. Poston
Vice President and Chief Financial Officer

Seattle, Washington April 16, 2007

TARGETED GENETICS CORPORATION
1100 Olive Way, Suite 100
Seattle, Washington 98101

PROXY STATEMENT
FOR
2007 ANNUAL MEETING OF SHAREHOLDERS

This proxy statement is being furnished to holders of shares of common stock of Targeted Genetics Corporation, a Washington corporation, in connection with the solicitation of proxies by our Board of Directors for use at our 2007 Annual Meeting of Shareholders, or Annual Meeting, and at any adjournments or postponements thereof. We will hold the Annual Meeting on Thursday, May 17, 2007 at the Washington Athletic Club, 1325 Sixth Avenue, Seattle, Washington, at 9:00 a.m. local time. This proxy statement and the accompanying proxy card, together with our 2006 Annual Report to Shareholders, are first being mailed to shareholders entitled to vote at the Annual Meeting on or about April 16, 2007.

GENERAL INFORMATION

What is the purpose of the Annual Meeting?

There are four proposals to be considered and voted upon at the Annual Meeting:

•
election of two Class 1 directors to our Board of Directors, each to serve a three-year term expiring at the 2010 annual meeting of shareholders or until their successors are duly elected and qualified;

•	approval of an amendment to our Amended and Restated Articles of Incorporation, or Restated Articles, to increase the authorized shares of common stock from 18,000,000 shares to 30,000,000 shares;

•
approval of an amendment and restatement of the Targeted Genetics 1999 Stock Option Plan, or Option Plan, which will be known as the “Targeted Genetics Corporation Stock Incentive Plan,” or Stock Incentive Plan, upon shareholder approval; and

•	ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2007.

We will also consider any other such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Who is entitled to vote at the Annual Meeting?

We have one class of voting securities outstanding, which is designated as common stock, and each share of common stock is entitled to one vote. You may vote all shares of our common stock that you owned at the close of business on March 16, 2007, the record date. As of the record date, 13,108,735 shares of our common stock were outstanding and entitled to vote at the Annual Meeting.

What constitutes a quorum?

The presence, in person or by proxy, of the holders of a majority of the shares of our common stock entitled to vote at the Annual Meeting constitutes a quorum for the transaction of business.

What are the voting requirements to elect the directors and to approve each of the proposals?

•
Proposal 1: The two Class 1 directors who receive the greatest number of affirmative votes cast at the Annual Meeting, in person or by proxy, will be elected to the Board of Directors. You are not entitled to cumulate votes in electing directors.

•	Proposal 2: The affirmative vote of the holders of shares representing a majority of our outstanding common stock is required to approve the amendment to our Restated Articles.

•
Proposal 3: The affirmative vote of the holders of shares representing a majority of the votes cast at the Annual Meeting, in person or by proxy, is required to approve the amendment and restatement of the Option Plan.

•
Proposal 4: The affirmative vote of the holders of shares representing a majority of the votes cast at the Annual Meeting, in person or by proxy, is required to ratify the selection of Ernst & Young as our independent registered public accounting firm.

What is the effect of not voting?

The effect of not voting depends on how the shares you own are held. If you are the holder of record and do not attend the Annual Meeting or return a valid proxy, your shares will not be represented at the Annual Meeting and will not count toward the quorum requirement. If there is a quorum, however, failure to vote your shares will not affect the outcome of Proposal 1 (election of directors), Proposal 3 (approval of an amendment and restatement of the Option Plan) and Proposal 4 (ratification of selection of our independent registered public accounting firm). Your unvoted shares will, however, have the effect of a vote against Proposal 2 (approval of an amendment to the Restated Articles) because approval of that proposal requires the affirmative vote of the holders of shares representing a majority of our outstanding common stock.

If you own shares in street name (such as through a broker, bank or other custodian), your custodian may represent your shares at the Annual Meeting for the purposes of obtaining a quorum. In the absence of voting instructions, the custodian may or may not vote your shares in its discretion depending on the proposals being considered at the Annual Meeting. Your custodian may vote your shares in its discretion on routine matters such as Proposal 1 (the election of directors) and Proposal 4 (ratification of selection of our independent registered public accounting firm). On non-routine matters such as Proposal 2 (approval of an amendment to the Restated Articles) and Proposal 3 (approval of an amendment and restatement of the Option Plan), your shares will not be voted at the Annual Meeting if you do not give your custodian specific instructions on how to vote. This is called a broker non-vote. With respect to Proposal 3 (approval of an amendment and restatement of the Option Plan), broker non-votes will not affect the outcome because they are not treated as votes cast. With respect to Proposal 2 (approval of an amendment to the Restated Articles), a broker non-vote would have the same effect as a vote against the proposal because approval of the proposal requires the affirmative vote of the holders of shares representing a majority of our outstanding common stock.

How are votes withheld and abstentions treated?

Shares of our common stock subject to abstentions are treated as present at the Annual Meeting and will therefore be counted toward establishing the presence of a quorum. Abstentions are not treated as votes cast, however, so abstentions will have no effect on Proposal 1 (election of directors), which outcome is determined by a plurality of the votes cast, or on Proposal 3 (approval of an amendment and restatement of the Option Plan) and Proposal 4 (ratification of selection of our independent registered public accounting firm), which outcomes are determined by a majority of the votes cast. With respect to the Proposal 2 (approval of an amendment to the Restated Articles), abstentions will have the same negative effect as a vote against the proposal.

How are the votes counted?

Shares of common stock represented by properly executed proxies that we receive at or before the Annual Meeting that have not been revoked will be voted at the Annual Meeting in accordance with the instructions contained on the proxy card. Proxies and ballots will be received and tabulated by Mellon Investor Services LLC, our transfer agent and the inspector of elections for the Annual Meeting. Shares of common stock represented by properly executed proxy cards for which no instruction is given will be voted “for” the election of the nominees for director, “for” approval of the amendment to the Restated Articles, “for” the amendment and restatement of the Option Plan and “for” ratification of selection of our independent registered public accounting firm.

To ensure that your shares are voted, please complete, sign, date and return promptly the enclosed proxy card in the postage-prepaid envelope we have provided.

Can I change my vote after I have delivered my proxy?

If you are a registered shareholder, you may revoke a proxy at any time before its exercise by voting in person at the Annual Meeting or by delivering written notice of revocation to our chief financial officer at any time prior to the Annual Meeting. If your shares are held in street name, you must contact your broker, bank or other custodian to obtain a proxy to vote your shares if you wish to cast your vote in person at the Annual Meeting or to change your vote. If the Annual Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Annual Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Annual Meeting (except for any proxies that have at that time effectively been revoked or withdrawn), even if the proxies had been effectively voted on the same or any other matter at a previous meeting.

Who pays the cost of soliciting votes for the Annual Meeting?

We will bear the cost of soliciting proxies from our shareholders. In addition to solicitation by mail, our directors, officers and employees may solicit proxies by telephone, facsimile, e-mail, in person or otherwise. We will not additionally compensate our directors, officers and employees for this solicitation but will reimburse them for the out-of-pocket expenses that they incur. We will reimburse persons who hold our common stock of record but not beneficially, such as brokerage firms, nominees, fiduciaries and other custodians, for the reasonable expenses they incur in forwarding solicitation materials to, and requesting authority for the exercise of proxies from, the persons for whom they hold the shares. In addition, we have retained Mellon Investor Services, 480 Washington Blvd., 27th Floor, Jersey City, NJ 07310 to aid in the solicitation of proxies by mail, telephone, e-mail and personal solicitation. For these services, we will pay Mellon Investor Services a fee of $6,000 plus expenses.

What is the recommendation of the Board of Directors?

The Board of Directors recommends that you vote FOR the election of the nominees for director, FOR approval of the amendment to the Restated Articles, FOR the amendment and restatement of the Option Plan and FOR ratification of selection of our independent registered public accounting firm.

PROPOSAL ONE

ELECTION OF DIRECTORS

Our bylaws provide that our Board of Directors shall be composed of not less than one nor more than nine directors. We currently have seven directors, each of whom is placed into one of three classes such that, to the extent possible, there is an equal number of directors in each class. Directors generally hold office for a three-year term or until his or her successor is duly elected and qualified. However, if a director resigns from the Board of Directors before his or her term expires, the director elected or appointed to fill the resulting vacancy must be elected by the shareholders at the next meeting of shareholders at which directors are elected to complete the balance of that term.

At the Annual Meeting, two Class 1 directors are to be elected. Unless they receive contrary instructions, the persons named as proxies on the enclosed proxy card intend to cast votes represented by properly executed proxy cards for the election of these nominees. If a nominee should become unavailable for any reason, the persons named as proxies intend to cast votes for election of a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees named will be unable to serve if elected. If a quorum is present, the two nominees receiving the highest number of votes cast at the Annual Meeting, in person or by proxy, will be elected to serve as Class 1 directors.

Jack L. Bowman and Jeremy L. Curnock Cook have been nominated for election to the Board of Directors as Class 1 directors. If Messrs. Bowman and Cook are re-elected, the following is a list of persons who will constitute our Board of Directors following the Annual Meeting.

Name	Age	Class	Director Since	Term Expires
Jack L. Bowman	74	1	1997	2010
Jeremy L. Curnock Cook (chairman)	57	1	1995	2010
Joseph M. Davie	67	2	2000	2008
Roger L. Hawley	54	2	2005	2008
Nelson L. Levy	65	3	1999	2009
H. Stewart Parker	51	3	1989	2009
Michael S. Perry	47	3	2005	2009

Biographical Information

Jack L. Bowman has served as a director since March 1997. From 2003 to 2004, Mr. Bowman served as chairman of the board and chief executive officer of NeoRx Corporation, now Poniard Pharmaceuticals, Inc., a publicly-held biotechnology company. From 1987 to 1994, Mr. Bowman was a company group chairman at Johnson & Johnson, with primary responsibility for a group of companies in the diagnostic, blood glucose monitoring and pharmaceutical businesses. From 1980 to 1987, he held various positions, including executive vice president, at American Cyanamid Company, a pharmaceutical company. Mr. Bowman previously served as a member of the board of trustees of The Johns Hopkins University. He currently serves as a director of Celgene Corporation and AVI BioPharma, Inc., both publicly-held biopharmaceutical companies. Mr. Bowman holds a B.E. in music from Western Washington University.

Jeremy L. Curnock Cook has served as a director since July 1995 and as chairman of our Board of Directors since February 1998. From 1987 to 2000, Mr. Cook was a director of Rothschild Asset Management Limited, a corporate and investment advisory company, and was responsible for the Rothschild Bioscience Unit. Mr. Cook founded the International Biochemicals Group in 1975, which was sold to Royal Dutch Shell in 1985, where he served as managing director until 1987. He currently serves as executive chairman of Bioscience Managers Limited, a corporate and investment advisory firm, and as chairman of the board of directors of Inflazyme Pharmaceuticals, Ltd., a publicly-held biopharmaceutical company. He is also a director of Osteologix, Inc., a publicly-held pharmaceutical company, and several publicly-held and privately-held companies outside the United States. Mr. Cook holds a M.A. in Natural Sciences from Trinity College, Dublin.

Joseph M. Davie has served as a director since October 2000. Dr. Davie is currently serving as interim chief scientific officer of Curis, Inc., a publicly-held therapeutic drug development company. Dr. Davie was employed by Biogen, Inc., a biopharmaceutical company, from 1993 to 2000, most recently serving as senior vice president, research. From 1987 to 1993, Dr. Davie held several positions at G.D. Searle & Co., including president of research and development and senior vice president of science and technology. Dr. Davie was professor and head of the Department of Microbiology and Immunology at Washington University School of Medicine from 1975 to 1987. He currently serves as a director of Curis, Inc., CV Therapeutics, Inc. and Inflazyme Pharmaceuticals, Ltd., both publicly-held biopharmaceutical companies, and several privately-held companies. Dr. Davie holds an A.B., M.A. and Ph.D. in bacteriology from Indiana University and a M.D. from Washington University School of Medicine.

Roger L. Hawley has served as a director since August 2005. Since February 2006, Mr. Hawley has served as chief executive officer of Zogenix, Inc., a privately-held specialty pharmaceutical company. From 2003 until January 2006, Mr. Hawley served as executive vice president, commercial and technical operations of InterMune, Inc, a publicly-held biopharmaceutical company. From 2002 to 2003, Mr. Hawley served as chief commercial officer at Prometheus Laboratories, Inc., a specialty pharmaceutical company. From 2001 to 2002, Mr. Hawley served as vice president/general manager of sales and marketing at Elan Pharmaceuticals, Inc., a publicly-held biopharmaceutical company. From 1987 to 2001, Mr. Hawley held various management positions in corporate finance, sales, and marketing at GlaxoSmithKline, Inc. Prior to joining GlaxoSmithKline, Mr. Hawley spent 12 years in financial management with Marathon Oil Company. Mr. Hawley also serves as a director of Alios BioPharma Inc., a privately-held biotechnology company. Mr. Hawley holds a B.S. in accounting from Eastern Illinois University.

Nelson L. Levy has served as a director since May 1999. Since 1985, Dr. Levy has served as chief executive officer of CoreTechs Corporation, a privately-held technology development company. He served as president of Fujisawa Pharmaceutical Company, the U.S. subsidiary of Japan’s third-largest pharmaceutical company, from 1992 to 1993. Dr. Levy served as vice president for pharmaceutical research at Abbott Laboratories from 1981 to 1984. Dr. Levy served as a tenured professor of microbiology and immunology at Duke University from 1970 to 1981. He currently serves as a director of several privately-held companies and on the scientific advisory boards of several publicly-held and privately-held biotechnology and pharmaceutical companies. Dr. Levy holds a B.A. from Yale University, a M.D. from Columbia University and a Ph.D. from Duke University.

H. Stewart Parker managed our formation as a wholly-owned subsidiary of Immunex Corporation (Immunex was subsequently acquired by Amgen) and has served as our president, chief executive officer and a director since our formation in 1989. She served in various capacities at Immunex from 1981 through 1991, including vice president, corporate development. Ms. Parker also served as president and a director of Receptech Corporation, a company formed by Immunex in 1989 to accelerate the development of soluble cytokine receptor products, from 1991 to 1993. She serves on the board of directors and the executive committee of BIO, the primary trade organization for the biotechnology industry. Ms. Parker also serves as a director of Neose Technologies, Inc., a publicly-held biotechnology company, and of several privately-held companies. Ms. Parker holds a B.A. and M.B.A. from the University of Washington.

Michael S. Perry has served as a director since November 2005. Dr. Perry is currently chief development officer at VIA Pharmaceuticals, Inc., a privately-held drug development company, and is also a venture partner with Bay City Capital, a venture capital firm. Dr. Perry served as chairman and chief executive officer of Extropy Pharmaceuticals, Inc., a privately-held pediatric specialty pharmaceutical company, from 2003 to 2005. From 2002 to 2003, Dr. Perry served as president and chief executive officer of Pharsight Corporation, a publicly-held software and consulting services firm. From 2000 to 2002, Dr. Perry served as global head of research and development for Baxter BioScience. From 1994 to 2000, Dr. Perry was president and chief executive officer of both SyStemix Inc. and Genetic Therapy Inc., two wholly-owned subsidiaries of Novartis Corp. Prior to 1994, Dr. Perry held various management positions with Syntex Corporation, Schering-Plough Corporation and BioResearch Laboratories, Inc. Dr. Perry holds a Doctor of Veterinary Medicine, a Ph.D. in Biomedical Science-CardioPulmonary Pharmacology and a B.S. in Physics from the University of Guelph.

Director Nomination Process

Our Board of Directors adopted a charter of the Nominating and Corporate Governance Committee, or Nominating Committee, that describes the process by which candidates for possible inclusion in our recommended slate of director nominees are selected. The Board of Directors may amend this charter at any time and the most current version is available on our web site at http://www.targetedgenetics.com. Under its charter, the Nominating Committee is responsible for developing criteria for identifying and evaluating nominees for our Board of Directors.

Our Nominating Committee has two primary methods for identifying candidates beyond those proposed by our shareholders. On a periodic basis, the Nominating Committee may solicit ideas for possible candidates from a number of sources, including members of our Board of Directors, senior-level management, individuals personally known to the members of our Board of Directors and research, including publications, databases and internet searches. In addition, the Nominating Committee may from time to time use its authority under its charter to retain a search firm to identify candidates. At a minimum, a nominee must have significant management or leadership experience that is relevant to our business as well as the highest standards of ethical conduct.

In accordance with our bylaws and applicable law, recommendations for nominations for the election of directors for consideration by the Nominating Committee may be made by any shareholder of record entitled to vote for the election of directors at shareholder meetings held for such purpose.  The requirements a shareholder must follow for recommending persons for consideration by the Nominating Committee for election as directors are set forth in our bylaws and the section of this proxy statement entitled “Shareholder Proposals for the 2008 Annual Meeting.”

Subject to the superior rights, if any, of the holders of any class or series of stock having a preference over our common stock that we may issue in the future, if a shareholder complies with the procedures for recommending persons for consideration by the Nominating Committee for election as directors, the Nominating Committee will conduct the appropriate and necessary inquiries into the backgrounds, qualifications and skills of the shareholder-recommended candidates and, in the exercise of the Nominating Committee’s independent judgment and in accordance with the policies and procedures adopted in its charter, will determine whether to recommend the shareholder-recommended candidates to our Board of Directors for inclusion in the list of candidates for election as director at the next shareholder meeting at which directors will be elected.

The Nominating Committee will consider all candidates identified through the processes described above and will evaluate each of them, including incumbents, based on the same criteria. If, based on the Nominating Committee’s initial evaluation, a candidate continues to be of interest, the Nominating Committee will generally conduct interviews and arrange for appropriate background and reference checks.

Director Independence

Our Board of Directors has determined that each of the following directors is an independent director as defined in the NASDAQ rules: Jack L. Bowman, Jeremy L. Curnock Cook, Joseph M. Davie, Roger L. Hawley, Nelson L. Levy and Michael S. Perry. H. Stewart Parker is not independent because she is employed as our President and CEO.

Our Board of Directors has also determined that each member of the three committees of our Board of Directors meets the independence requirements applicable to those committees, as prescribed by NASDAQ and the Securities and Exchange Commission, or SEC, and that each member of the Audit Committee, Messrs. Cook and Hawley and Dr. Levy, are “audit committee financial experts,” as that term is defined by the SEC.

Committees

Our Board of Directors maintains three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each year, committee and committee chair assignments are made at the Board of Directors meeting immediately following the annual meeting of shareholders. The composition of each committee is as follows:

Audit	Compensation	Nominating and Corporate Governance
Roger L. Hawley *	Jack L. Bowman *	Joseph M. Davie *
Jeremy L. Curnock Cook	Joseph M. Davie	Jack L. Bowman
Nelson L. Levy	Michael S. Perry	Jeremy L. Curnock Cook

*Chairman

Audit Committee. The Audit Committee operates under a written charter adopted by our Board of Directors as of March 4, 2004. The Audit Committee has general responsibility for monitoring our finance, accounting, audit, review and attest activities and internal controls. In addition, the Audit Committee selects and engages our independent registered public accounting firm and ensures that such firm understands that it shall be ultimately accountable to and report to the Audit Committee. The Audit Committee has the sole authority to retain, evaluate, terminate and replace the independent registered public accounting firm. A listing of the relevant experience that qualify Messrs. Cook and Hawley and Dr. Levy as “audit committee financial experts” can be found in their biographical information contained at the beginning of “Proposal One — Election of Directors.” The report of the Audit Committee is set forth below in this proxy statement.

Compensation Committee. The Compensation Committee operates under a written charter adopted by our Board of Directors as of March 4, 2004. The Compensation Committee establishes salaries, incentives, option grants and other forms of compensation for our directors and executive officers. The Compensation Committee also administers our various incentive compensation and benefit plans, including our stock option plans, and recommends the establishment of policies relating to our incentive compensation and benefit plans. The report of the Compensation Committee is set forth below this proxy statement.

Nominating and Corporate Governance Committee. The Nominating Committee operates under a written charter adopted by our Board of Directors as of March 4, 2004. The Nominating Committee ensures that our Board of Directors is appropriately constituted to meet its fiduciary obligations to our company and our shareholders, monitors and safeguards the independence of our Board of Directors and provides a leadership role in shaping our corporate governance.

Board and Committee Attendance and Meetings

During fiscal year 2006, our Board of Directors held a total of seven meetings and took additional actions by unanimous written consent; the Audit Committee held a total of five meetings; the Compensation Committee held a total of two meetings and took additional actions by unanimous written consent; and the Nominating Committee held one meeting.

It is the practice of our Board of Directors to hold an executive session without management present at each of the meetings of the Board of Directors. During fiscal year 2006, each director attended at least 75% of all of the meetings of the Board of Directors and committees on which he served except as follows: Dr. Davie attended 57% (4 out of 7) of the Board of Directors meetings and 50% (1 out of 2) of the Compensation Committee meetings and Dr. Perry attended 71% (5 out of 7) of the Board of Directors meetings. It is the practice that all of our directors attend the annual meeting of shareholders. At the time of our 2006 annual meeting of shareholders, our Board of Directors was comprised of 8 directors, all of whom attended the meeting.

Director Compensation

Annual Compensation for Non-Employee Directors. Non-employee directors are compensated for their service on the Board of Directors and on any committee of the Board of Directors as well as their attendance at Board of Directors and committee meetings. We also reimburse our directors for travel expenses incurred for attending meetings. For each fiscal year, non-employee directors receive the following compensation:

	Annual Retainer	Attendance Fees (per meeting)

Board of Directors	$10,000 ($15,000 for the chairman)	$1,000 ($1,500 for the chairman)

Audit Committee	$4,000 ($5,000 for the chairman)	$500 ($750 for the chairman)

Compensation Committee	$3,000 ($4,000 for the chairman)	$500 ($750 for the chairman)

All other Board committees	$1,000 ($2,000 for the chairman)	$500 ($750 for the chairman)

Director Summary Compensation Table for Fiscal Year 2006. The following table provides the compensation provided to each of our directors for the fiscal year ending December 31, 2006. Directors who are our employees do not receive any fees for their services as directors.

Name	Fees Earned or Paid in Cash	Option Awards (1)	All Other Compensation (2)	Total
Jack L. Bowman	$24,000	$4,896	$1,826	$30,722
Jeremy L. Curnock Cook	33,000	5,875	30,666	69,541
Joseph M. Davie	19,500	4,896	3,535	27,931
Roger L. Hawley	25,375	3,917	1,100	30,392
Nelson L. Levy	23,000	3,917	4,757	31,674
H. Stewart Parker (3)	—	—	—	—
Michael S. Perry	20,750	3,917	2,670	27,337

(1) Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006 in accordance with the provisions of FAS 123R. See Note 10 to the consolidated financial statements of our annual report for the fiscal year ended December 31, 2006 regarding the assumptions underlying the valuation of equity awards. As of December 31, 2006, each director has the following number of options outstanding: Jack L. Bowman 15,500; Jeremy L. Curnock Cook 17,500; Joseph M. Davie 13,500; Roger L. Hawley 8,000; Nelson L. Levy 13,500; H. Stewart Parker 139,778; and Michael S. Perry 8,000.

(2) Includes reimbursements for travel expenses.

(3) See “Executive Compensation - Summary Compensation Table” for disclosure related to H. Stewart Parker, who is also an executive officer.

Stock Option Program for Non-Employee Directors. Under our stock option grant program for non-employee directors, new directors receive an initial grant of a non-qualified stock option to purchase 6,000 shares of our common stock, which vest over a three-year period and have an exercise price equal to the closing price on the date of the grant. Additionally, on an annual basis, we grant non-qualified stock options to purchase 2,000 shares of our common stock to our non-employee directors (2,500 shares of common stock to our chairman of the board), which cliff vest one year after the date of grant and have an exercise price equal to the closing price on the date of the grant. These grants are made under our stock option grant program for non-employee directors and are generally approved at the annual Board of Directors meeting that immediately follows the annual meeting of shareholders.

Compensation Committee Interlocks and Insider Participation

During the 2006 fiscal year, Mr. Bowman, Dr. Davie and Dr. Perry served on the Compensation Committee. No member of our Compensation Committee has served as one of our officers or employees during fiscal year 2006 or at any other time. During fiscal year 2006, none of our executive officers served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of our Board of Directors or our Compensation Committee. No member of our Compensation Committee had any relationship with us requiring disclosure as a related-party transaction in the section of the proxy statement entitled “Certain Relationships and Related Transactions.”

The Board of Directors recommends a vote FOR
the election of Messrs. Bowman and Cook.

EXECUTIVE OFFICERS

The following table lists our executive officers, who will serve in the capacities noted until their successors are duly appointed and qualified.

Name	Age	Position
H. Stewart Parker	51	President, Chief Executive Officer and Director
Barrie J. Carter, Ph.D	62	Executive Vice President and Chief Scientific Officer
David J. Poston	44	Vice President, Finance, Chief Financial Officer and Treasurer

H. Stewart Parker’s biography is contained in the section of this proxy statement entitled “Proposal One - Election of Directors - Biographical Information.”

Barrie J. Carter has served as our executive vice president since 1992. Dr. Carter has served as our chief scientific officer since 2001 and was director of research and development from 1992 to 2000. Before joining Targeted Genetics, he was employed for 22 years by the National Institutes of Health, or NIH. He served as chief of the laboratory of molecular and cellular biology in the National Institute for Diabetes and Digestive and Kidney Diseases from 1982 to 1992. Dr. Carter serves on the editorial boards of Human Gene Therapy, Molecular Therapy and Virology. He serves as a director of the American Society for Gene Therapy and as a director of Lentigen Corporation, a privately-held biotechnology company. From 1995 to 2000, he was an affiliate professor of medicine at the University of Washington Medical School. Dr. Carter holds a B.Sc. (Honors) from the University of Otago, Dunedin, New Zealand and a Ph.D. in biochemistry from the University of Otago Medical School. He spent a period of postdoctoral training at the Imperial Cancer Research Fund Laboratories in London before joining the NIH. His long-term research interests are in the molecular biology of viruses, development of AAV vectors and gene therapy.

David J. Poston has served as our vice president, finance, chief financial officer and treasurer since January 2006 and has served as assistant secretary since 2001. From 2005 until January 2006, Mr. Poston served as acting chief financial officer and treasurer. Mr. Poston joined Targeted Genetics in 1999 as our director, finance and served as our senior director, finance from 2001 until his appointment as acting chief financial officer. From 2000 to its sale in 2004, Mr. Poston also served as secretary/treasurer of CellExSys, our majority-owned cell therapy subsidiary. Prior to 1999, Mr. Poston served as controller of Corixa Corporation from 1997 to 1998. He started his career in public accounting at KPMG in 1985. Mr. Poston earned his B.A. degree in Business Administration from the University of Puget Sound and graduated as the Norton Clapp Arete Scholar.

EXECUTIVE COMPENSATION

Compensation Discussion & Analysis

Overview. The Compensation Committee of our Board of Directors has overall responsibility for approving and evaluating the executive compensation plans, policies and programs. The Compensation Committee is charged with, among other things:

•	reviewing and approving corporate and individual goals and objectives of the executive officers;

•	evaluating the performance of the executive officers in light of such goals and objectives and determining compensation for the executive officers; and

•
overseeing the administration of the stock or cash-based compensation and incentive programs and approving grants and awards of stock options and other equity securities made to the executive officers.

The Compensation Committee consists of Jack L. Bowman, Joseph M. Davie and Michael S. Perry, all of whom are independent directors under the NASDAQ rules. Our executive officers are H. Stewart Parker, our chief executive officer, Dr. Barrie J. Carter, our chief scientific officer and David J. Poston, our chief financial officer.

Objectives of Executive Compensation Program. The Compensation Committee uses distinct elements of executive compensation for different purposes with the overall intended objectives of reward, motivation and retention of our executive officers, all with an eye towards achieving long-term shareholder value. The Compensation Committee believes it is important for us to attract and retain qualified executive officers and to ensure that their compensation is competitive relative to the compensation paid to similarly situated executives at comparable companies. The executive compensation program is designed to motivate our executive officers, individually and as a management group, to manage in the best interests of the shareholders and to reward them for doing so.

Setting Elements of Executive Compensation. There are primarily three elements in the total compensation package provided to our executive officers: base salary and annual bonus are cash compensation and long-term incentive compensation in the form of stock options is non-cash compensation. In addition, executive officers may participate in our 401(k) plan and other benefit plans generally available to all employees.

The Compensation Committee generally sets cash compensation for all executive officers at regularly scheduled meetings each January and grants stock options to executive officers at regularly scheduled meetings immediately following each annual meeting of shareholders. The Compensation Committee uses the same factors and methodology to determine compensation for each of the executive officers, including the chief executive officer.

With any executive compensation decision, the Compensation Committee receives recommendations from the chief executive officer and reviews and discusses the overall compensation picture. The Compensation Committee does not engage a consultant regarding executive compensation matters or delegate authority with respect to administration of any plans, policies or programs, including those relating to executive officer stock option matters.

The Compensation Committee does not use any formula and does not have any formal policy with respect to allocating compensation between the various elements but rather considers both qualitative and quantitative indicators of individual and corporate performance to determine the composition of executive compensation. Pursuant to its charter, the Compensation Committee takes into account each executive officer’s performance, our overall corporate performance, the compensation paid to similarly situated executives at comparable companies, the compensation paid to the executive officers in past years and any other factors it deems appropriate.

The Compensation Committee generally sets qualitative corporate performance objectives and reviews the progress on such objectives when making compensation decisions. The Compensation Committee also considers individual factors such as the value of each executive officer’s skills and abilities in support of our objectives, his or her contribution to the management team and his or her prior compensation, including prior stock option grants. We do not have a quantitative performance-based plan that sets forth corporate objectives that must be met by executive officers. Generally, the Compensation Committee aims at having 20-40% of the total compensation for executive officers based on individual and corporate performance.

Base Salary. We compete with a variety of companies for executive-level talent and the Compensation Committee uses base salary to compensate the executive officers for services rendered as well as for motivation and retention purposes. Base salaries are intended to be competitive and are therefore set close to the median of base salaries paid by other biotechnology companies of similar size and mission, taking into consideration individual factors such as experience, tenure, qualifications, institutional knowledge and potential business and management team disruption due to turnover.

Base salaries are reviewed annually to determine whether they are consistent with our overall compensation objectives. The Compensation Committee reviews the results of two biotechnology compensation surveys in which we participate, the Radford Global Life Sciences Survey and the Northwest Biotech & Health Technology Salary Survey. The Compensation Committee also reviews the base salary of each executive officer against the individual and aggregate base salaries for executives at companies that are (i) in the same sector of the biotechnology industry, (ii) pursuing development of similar products or are in the same stage of development and/or (iii) in the same area geographically. The data in the competitive peer group comparison and the surveys together are referred to as the “competitive market study.” For 2007, the companies in the competitive peer group were:

• Aastrom Biosciences, Inc.	• Genvec Inc.	• Seattle Genetics Inc.
• Alnylam Pharmaceuticals Inc.	• Introgen Therapeutics Inc.	• Sirna Therapeutics Inc.
• Ariad Pharmaceuticals Inc.	• Nastech Pharmaceutical Co. Inc.	• Valentis Inc.
• Avigen Inc.	• NeoRx Corp.	• Vical Inc.
• Cell Genesys Inc.	• Onyx Pharmaceuticals Inc.	• Zymogenetics Inc.
• Dendreon Corp.	• Sangamo Biosciences Inc.

In considering increases in base salary, the Compensation Committee reviews individual and corporate performance as well as market and industry conditions and our overall financial health. In fiscal year 2006, while the Compensation Committee concluded that the executive officers had achieved substantially all of the 2005 corporate goals, the Compensation Committee did not increase their base salaries, except for an increase for Mr. Poston in recognition of his promotion to vice president and chief financial officer in January 2006, because of our financial position and generally poor market and economic conditions affecting gene therapy product development. For fiscal year 2007, the Compensation Committee determined that increases in base salary were appropriate for the executive officers primarily because they had achieved substantially all of the 2006 corporate objectives set for them, they did not receive increases in base salary in 2006 and their salaries were generally below market, and retention of the executive officers was in the best interests of the company. To determine the amount of increase, the Compensation Committee reviewed the recommendations of the chief executive officer as well as the competitive market study.

Discretionary Annual Bonus. The Compensation Committee may grant annual bonuses as a reward for achievement of individual and corporate short-term goals. Any grant of annual bonus is discretionary and is made in view of individual and corporate performance and in furtherance of our compensation objectives. When an annual bonus is deemed appropriate, the amount is determined after recommendations from the chief executive officer and a review of the competitive market study. While the Compensation Committee has generally set target bonus percentages at 35% for our chief executive officer and 25% for the other executive officers in past years, the Compensation Committee believes that bonus amounts should be dependent on our financial and operational performance as well as the performance of the individual executive officer.

In fiscal year 2006, although the Compensation Committee concluded that the executive officers had achieved substantially all of the 2005 corporate goals, the Compensation Committee did not grant any discretionary bonuses for 2005 results in light of our financial position and generally poor market and economic conditions affecting gene therapy product development. In fiscal year 2007, the Compensation Committee determined that a bonus was appropriate due to the overall strong performance of the executive team in 2006 in the progression of our clinical and preclinical programs, restructuring our financial structure and successfully raising capital. Based on the competitive market study and in light of the performance of each executive officer and our corporate objectives, the Compensation Committee recommended, and our Board of Directors approved, a bonus for each of the executive officers in an amount equal to 15% of their 2006 base salary.

On March 2, 2007, the Compensation Committee set performance goals for the management team for fiscal year 2007. The bonus goals were designed to provide structure for a discretionary annual bonus for the management team, including all of the executive officers, for achieving certain corporate bonus goals during fiscal year 2007. The bonus goals focus on strengthening our financial position and diversifying our product and technology portfolio in fiscal year 2007. Bonus payments (if any) will be payable to the management team, including the executive officers, at the beginning of fiscal year 2008, after review by the Compensation Committee and our Board of Directors of corporate and individual performance during fiscal year 2007. If we reach the goals, each member of the management team, including each executive officer, may receive cash annual bonus payments equal to a percentage of his or her base salary paid during fiscal year 2007. The percentage is a range based on level of achievement of the bonus goals, as determined by the Compensation Committee at the end of fiscal year 2007. With respect to the chief executive officer, the bonus percentage range is 0%-200% of 2006 base salary. With respect to the other executive officers, the bonus percentage is 0%-160% of 2006 base salary. The Compensation Committee may adjust the bonus amounts on a discretionary basis for individual performance.

Long-Term Incentive Programs. The Compensation Committee grants stock options to executive officers on an annual basis as a way to provide a long-term incentive opportunity that is linked to an increase in shareholder value. The Compensation Committee determines the value of the stock option grant in view of individual and corporate performance and in furtherance of our overall compensation objectives. The Compensation Committee takes into consideration the recommendations from the chief executive officer as well as the vested and unvested stock option holdings of each executive officer when setting each stock option grant.

To make the long-term incentive opportunity more meaningful and encourage retention of our employees, including our executive officers, there is a proposal before the shareholders to approve an amendment and restatement of our Option Plan, which will, among other things, provide the Compensation Committee with the ability to grant alternatives to stock options. Please see the section “Proposal Three: Approval of an Amendment and Restatement of the Targeted Genetics 1999 Stock Option Plan” for more discussion regarding this proposal. If this proposal is approved by the shareholders at the Annual Meeting, the Compensation Committee will have the ability to grant forms of equity other than stock options, which have historically been granted to the employees, including the executive officers.

Generally, on an annual basis, the Compensation Committee grants stock options to all employees, including executive officers, at its regularly scheduled meeting following the annual meeting of shareholders. In 2006, the Compensation Committee made an exception to this general practice in light of our reverse stock split in 2006 (see the Grants of Plan-Based Awards section of this proxy statement below for more detail). The timing of stock option grants is not coordinated with the release of material non-public information and is typically in the middle of the second fiscal quarter. Stock options are granted with an exercise price equal to the market value of our common stock on the date of the grant and with a term of ten years and stock options generally become exercisable over a four-year period in sixteen equal installments beginning three months after the date of the grant. To encourage employee retention, all stock options are granted as incentive stock options to the maximum extent possible under the Internal Revenue Code.

In 2006, stock option grants to executive officers were approximately 28% of the total stock options granted to all employees.

Perquisites. Our executive officers do not receive any material incremental benefits that are not otherwise available to all of our employees. Our health and other insurance plans are the same for all employees.

Tax and Accounting Considerations. The Compensation Committee considers tax and accounting consequences when making decisions regarding our executive compensation programs. Section 162(m) of the Internal Revenue Code limits deduction of compensation paid to executive officers to $1,000,000 in any fiscal year unless the compensation is performance-based. Our stock option grants comply with Section 162(m). Our bonus plan does not comply because cash compensation does not exceed $1,000,000 in any fiscal year. Under Statement of Financial Accounting Standards 123R, grants of equity compensation result in a stock-compensation charge to our earnings equal to the fair value of the instrument being issued. The Compensation Committee has continued to grant stock options to employees, including executive officers, without taking into effect FAS 123R.

Equity Ownership by Executives. We do not have a formal stock ownership requirement for our executive officers but we encourage stock ownership on a voluntary basis. One of our primary objectives in executive compensation is to align the interests of our executives with those of our shareholders and we therefore review the holdings of our executive officers to evaluate whether we are furthering that objective.

Summary Compensation Table. The following table outlines the compensation paid to each of our three executive officers for fiscal year ending December 31, 2006.

Name and Principal Position	Year	Salary	Bonus	Option Awards (1)	All Other Compensation (2)	Total
H. Stewart Parker	2006	$418,000	$62,700	$36,016	$3,464	$520,180
President and Chief Executive Officer

Barrie J. Carter, Ph.D.	2006	278,000	41,700	28,464	2,501	350,665
Executive Vice President and Chief Scientific Officer

David J. Poston	2006	200,000	30,000	28,464	951	259,415
Vice President, Finance, Chief Financial Officer and Treasurer

(1) Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006 in accordance with FAS 123R excluding the effect of estimated forfeitures. FAS 123R requires us to estimate forfeitures when awards are granted and reduce estimated compensation expense accordingly. This table was prepared assuming that none of the awards will be forfeited. For our audited financial statements, compensation expense is adjusted for actual forfeitures. See Note 10 to our consolidated financial statements for the fiscal year ended December 31, 2006 regarding the assumptions underlying the valuation of equity awards.

(2) Reflects the matching contributions to a 401(k) account, excess life insurance premiums and subsidized parking.

Grants of Plan-Based Awards. The following table supplements the Summary Compensation Table by providing additional information about options granted to our executive officers during the fiscal year ending December 31, 2006.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards (/Sh)
H. Stewart Parker	6/12/06	38,000	$3.80
Barrie J. Carter	6/12/06	30,000	3.80
David J. Poston	6/12/06	30,000	3.80

By unanimous written consent, on June 12, 2006, the Compensation Committee granted stock options to executive officers with an exercise price of $3.80, which was at a premium to the $2.46 closing market price of our stock on the June 12, 2006 date of grant. The Compensation Committee granted the stock options at a premium to align the interests of the executive officers with those shareholders who held shares of our common stock immediately prior to the announcement of our reverse stock split. These stock options vest monthly and will become fully exercisable one year after the date of the grant.

Outstanding Equity Awards at Fiscal Year-End. The following table sets forth certain information regarding the value of all unexercised options previously awarded to our executive officers as of fiscal year ending December 31, 2006.

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date
H. Stewart Parker	2,904	—	$47.50	1/14/07
	3,115	—	47.50	1/14/07
	5,376	—	19.40	1/15/08
	4,211	—	19.40	1/15/08
	1,081	—	22.50	1/21/09
	12,226	—	22.50	1/21/09
	3,111	—	85.60	1/20/10
	756	—	85.60	1/20/10
	2,190	—	66.60	1/23/11
	13,809	—	66.60	1/23/11
	2,112	—	25.70	1/22/12
	10,887	—	25.70	1/22/12
	10,000	—	4.30	3/20/13
	12,500	7,500	13.10	5/20/14
	3,750	6,250	9.10	5/26/15
	19,000	19,000	3.80	6/12/16
Barrie J. Carter	2,840	—	47.50	1/14/07
	867	—	47.50	1/14/07
	4,558	—	19.40	1/15/08
	1,371	—	19.40	1/15/08
	3,849	—	22.50	1/21/09
	2,891	—	22.50	1/21/09
	720	—	85.60	1/20/10
	1,440	—	85.60	1/20/10
	2,041	—	66.60	1/23/11
	4,259	—	66.60	1/23/11
	1,563	—	25.70	1/22/12
	3,437	—	25.70	1/22/12
	7,000	—	4.30	3/20/13
	9,375	5,625	13.10	5/20/14
	2,812	4,688	9.10	5/26/15
	15,000	15,000	3.80	6/12/16
David J. Poston	2,800	—	22.50	1/21/09
	750	—	85.60	1/20/10
	2,000	—	66.60	1/23/11
	500	—	59.50	5/8/11
	2,500	—	25.70	1/22/12
	700	—	25.70	1/22/12
	1,000	—	7.60	8/7/12
	5,687	3,413	13.10	5/20/14
	1,012	1,688	9.10	5/26/15
	15,000	15,000	3.80	6/12/16

Option Exercises and Stock Vested. None of the executive officers exercised options during the fiscal year ending December 31, 2006.

Equity Compensation Plan Information. The following table summarizes information about our equity compensation plans by type as of December 31, 2006.

Plan Category	Options Outstanding	Weighted Average Exercise Price	Options Available for Future Issuance
Approved by security holders	835,085	$15.39	128,924
Not approved by security holders	—	—	—
Total	835,085	$15.39	128,924

Pension Benefits. We do not provide pension benefits or post-retirement health coverage for any of our employees, including our executive officers. Our executive officers are eligible to participate in our 401(k) contributory defined contribution plan. Historically, we have provided to each participant a matching contribution equal to 25% of the participant’s contributions to the plan. Our Board of Directors suspended company matching contributions effective January 31, 2006 as a result of our financial condition. All of our executive officers participated in our 401(k) plan during fiscal year ending December 31, 2006 and received matching contributions for the one-month stub period before matching contributions were suspended. Effective January 1, 2007, our Board of Directors reinstated the matching contributions, set the matching contribution at 25% of each participant’s compensation and established a maximum quarterly match of $500 per quarter.

Nonqualified Deferred Compensation. We do not provide any nonqualified deferred compensation plans to our executive officers.

Post-Employment Compensation.

Senior Management Employment Agreements. Our employment agreements with Ms. Parker and Dr. Carter provide that these executive officers will be entitled to certain benefits in connection with their termination of employment following a “change in control” (as defined in the employment agreements). In addition, these employment agreements provide the level of compensation they will receive following a change in control if they are not terminated.

If Ms. Parker’s or Dr. Carter’s employment is involuntarily terminated for any reason other than death, disability or cause (as defined in the employment agreements) or if she or he resigns for good reason (as defined in the employment agreements), during the two-year period following a change in control, then she or he will be entitled to receive severance benefits as described below:

•
Cash Payment. Ms. Parker is entitled to receive a cash lump-sum payment equal to two times the sum of (a) her annual salary before the change in control (or on the date of termination, if higher) and (b) a percentage of that annual salary equal to her percentage bonus for the year prior to the change in control. Dr. Carter is entitled to receive a cash lump-sum payment equal to one and one-half times the sum of (a) his annual salary before the change in control (or on the date of termination, if higher) and (b) a percentage of that annual salary equal to his percentage bonus for the year prior to the change in control. If no percentage bonus has been determined or if no percentage bonus was paid to Ms. Parker or Dr. Carter in the prior year, then the percentage bonus will be 10%.

•
Welfare Benefits. Ms. Parker and Dr. Carter (and their dependents) will continue to be covered under our welfare benefits plans (and at the same costs to her or him) as in effect on the change in control (or on the date of termination, if she or he so elects) for a one year following the date of termination. However, the level of benefits may be reduced if she or he is provided substantially comparable benefits by another employer during this one-year period. We have the option, in lieu of providing welfare benefits, to pay Ms. Parker and Dr. Carter a cash lump sum equal to the present value of the costs to us to provide these benefits.

•
Gross-Up Payment. If the payments and benefits Ms. Parker and Dr. Carter receive would be subject to an excise tax on account of them being (in whole or in part) parachute payments for purposes of the Internal Revenue Code, then she or he will receive a cash payment equal to an amount sufficient to compensate the executive officer for the excise taxes (including any applicable interest and penalties) on the payments and benefits received (and including this cash and any related taxes on this payment).

Change in Control Agreement. We have a change in control agreement with Mr. Poston that provides for the payment of certain benefits in the event he is terminated following a change of control (as defined in the change in control agreement). In addition, the change in control agreement provides the level of compensation Mr. Poston will receive following a change in control if he is not terminated.

If Mr. Poston’s employment is involuntarily terminated for any reason other than death, disability or cause (as defined in the change in control agreement) or if he resigns for good reason (as defined in the change in control agreement), during the one-year period following a change in control, then he will be entitled to receive severance benefits as described below:

•
Cash Payment. Mr. Poston is entitled to receive a cash lump-sum payment equal to one and one-quarter times the sum of (a) his annual salary before the change in control (or on the date of termination, if higher) and (b) a percentage of that annual salary equal to his percentage bonus for the year prior to the change in control. If the percentage bonus has yet been determined or if no percentage bonus was paid to Mr. Poston in the prior year, then the percentage bonus will be 10%.

•
Welfare Benefits. Mr. Poston (and his dependents) will continue to be covered under our medical, dental and visions plans under COBRA and we will pay the applicable COBRA premium for one year following the date of termination.

In the event that the payments and benefits Mr. Poston receives would be subject to an excise tax on account of them being (in whole or in part) parachute payments for purposes of the Internal Revenue Code, then the payments and benefits to which he is entitled may be reduced in order for Mr. Poston to receive the greater benefit, on an after-tax basis.

Acceleration of Stock Option Vesting. The Option Plan and our 1992 Restated Stock Option Plan each contain certain provisions regarding the effects certain corporate transactions (including reorganization and a change in control).

The majority of the stock options granted to date to our employees, including all of the stock options granted to our executive officers, are under the Option Plan or the 1992 Restated Stock Option Plan and therefore are subject to the change in control provisions in these plans. In general, these plans provide that the stock options may be exchanged for stock options in the successor corporation on account of a corporate transaction. However, in the event of certain corporate transactions as defined in the stock option plans, the stock options will vest in full and be cashed out prior to the transaction. In addition, the Option Plan provides that if stock options are exchanged in connection with a corporate transaction and the employee is terminated without cause (as defined in the plan) or resigns for good reason (as defined in the plan) then the exchanged stock options will vest in full and become exercisable. The number of shares subject to all outstanding options held by our executive officers is set forth in the “Outstanding Equity Awards at Fiscal Year-End” table above.

Potential Post-Employment Payments Table. The following table provides information regarding the value of the benefits that could be payable to the executive officers under their change in control agreements.

Name	Lump Sum Payment	Excise Tax Gross-Up	Benefits (1)	Accelerated Vesting of Stock Options	Total
H. Stewart Parker	$919,600	$—	$4,420	$29,830	$953,850
Barrie J. Carter	458,700	—	9,591	23,550	491,841
David J. Poston	275,000	—	9,591	23,550	308,141

(1) including medical, dental and vision benefits for him/herself and his/her dependants for the first year after termination.

COMPENSATION COMMITTEE REPORT

The Compensation Committee currently consists of Jack L. Bowman, Joseph M. Davie and Michael S. Perry, all of whom are independent directors as defined under NASDAQ rules. We are responsible for our executive compensation program and for administering our incentive compensation and benefit plans. On an annual basis, we evaluate the performance and compensation of the executive officers.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, has recommended that our Board of Directors include the Compensation Discussion and Analysis in the proxy statement for the year ended December 31, 2006.

Compensation Committee

Jack L. Bowman (chairman)
Joseph M. Davie Michael S. Perry

SECURITY OWNERSHIP

The following table provides information with respect to the beneficial ownership of shares of our common stock outstanding as of March 16, 2007 by:

• each person that we know beneficially owns 5% or more of our common stock;

• each of our directors;

• each executive officer named in the Summary Compensation Table; and

• all of our directors and executive officers as a group.

The percentage ownership data is based on 13,107,235 shares of our common stock outstanding as of March 1, 2007. Under the rules of the SEC, beneficial ownership includes shares over which the indicated beneficial owner exercises voting and/or investment power. Shares of common stock subject to options or warrants that are currently exercisable or will become exercisable within 60 days are deemed outstanding for the purpose of computing the percentage ownership of the person holding the option or warrant, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, we believe that the beneficial owners of the shares of common stock listed below have sole voting and investment power with respect to all shares beneficially owned, subject to applicable community property laws.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Common Stock Outstanding
5% or greater Owners:
Biogen Idec Inc.(1) 14 Cambridge Center Cambridge, MA 02142	2,170,409	16.6%

Elan International Services, Ltd. (2) 102 James Court Flatts Smith Parish Fl 04 Bermuda	1,162,628	8.9%

Special Situations (3) 527 Madison Avenue, Suite 2600 New York, NY 10022	900,000	6.9%
Directors and Executive Officers (4):
H. Stewart Parker	146,725	1.1%
Barrie J. Carter	85,486	*
David J. Poston	44,387	*
Jack L. Bowman	13,500	*
Jeremy L. Curnock Cook	14,500	*
Joseph M. Davie	12,000	*
Roger L. Hawley	2,000	*
Nelson L. Levy	11,570	*
Michael S. Perry	2,000	*
All directors and executive officers as a group (9 persons)	332,168	2.5%

* Less than 1%

(1)
The information in this table for Biogen Idec Inc. is based solely on Amendment No. 2 to Schedule 13D filed by Biogen Idec Inc. and Biogen Idec MA Inc. with the SEC regarding its beneficial ownership of our common stock as of November 7, 2006.

(2)
The information in this table for Elan International Services, Ltd. is based solely on a Form 4 filed by Elan International Services, Ltd. with the SEC regarding its beneficial ownership of our common stock as of January 6, 2005.

(3)
The information in this table for Special Situations is based solely on their representations regarding its beneficial ownership of our common stock as of January 8, 2007, which were made in conjunction with our January 2007 private placement of common stock and warrants.

(4)
For each director and executive officer, includes beneficial ownership of the number of shares of common stock set forth below opposite such director’s or executive officer’s name, which shares may be acquired within 60 days of March 1, 2007, pursuant to the exercise of options granted under our stock option plans.

•	H. Stewart Parker	115,550
•	Barrie J. Carter	71,720
•	David J. Poston	42,687
•	Jack L. Bowman	13,000
•	Jeremy L. Curnock Cook	14,500
•	Joseph M. Davie	11,000
•	Roger L. Hawley	2,000
•	Nelson L. Levy	11,500
•	Michael S. Perry	2,000
•	All directors and executive officers as a group (9 persons)	283,957

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our Board of Directors is responsible for monitoring and reviewing issues involving potential conflicts of interest and reviewing and approving all related party transactions. We have not engaged and do not propose to engage in any transaction or series of transactions in which the amount involved exceeded or exceeds $60,000 and in which any of our directors or executive officers, any holder of more than 5% of any class of our voting securities or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, nor was any director or executive officer or any of their family members indebted to us or any of our subsidiaries in any amount in excess of $60,000 at any time except as described below.

     On November 7, 2006, we and Biogen Idec MA Inc. entered into an agreement to restructure the repayment of our outstanding debt owed to Biogen in aggregate principal amount of $8,150,000 million by entering into an amendment to the Funding Agreement, as amended, between us and Biogen, as well as an Amended and Restated Promissory Note issued by us to Biogen. Under the amendment to the Funding Agreement, we agreed to make an initial repayment to Biogen of $500,000 on November 7, 2006 and Biogen agreed to cancel an aggregate of $5,650,000 of our outstanding indebtedness. We also agreed repay the remaining principal balance owed to Biogen in two additional payments of $1,000,000 on each of August 1, 2007 and August 1, 2008, with accrued and unpaid interest to be paid on August 31, 2007 and upon maturity. Biogen will receive one-third of certain up-front milestone payments received by us as prepayments of the remaining outstanding debt to be applied first to the payment of any accrued and unpaid interest on the principal being repaid and second to the payment of any outstanding principal in reverse order of maturity (starting with the outstanding principal due on August 1, 2008). In addition, upon a change of control of us (as defined in the amendment), the repayment amount due on August 1, 2007 shall accelerate and become immediately due and payable no later than the 30th business day following the change of control. Under the terms of the amendment, we also issued 1,000,000 shares of our common stock to Biogen and agreed, in certain circumstances, to provide to Biogen a right to demand registration of the resale of such shares on Form S-3. As a result, as of March 16, 2007 Biogen holds 16.6% of our total issued and outstanding common stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and holders of 10% or more of our equity securities to file reports of ownership and changes in ownership with the SEC. SEC regulations require our executive officers, directors and 10%-or-greater shareholders to give us copies of all Section 16(a) forms that they file with the SEC.

Based solely on our review of these forms, or written representations from reporting persons that no such forms were required for those persons, we believe that our executive officers, directors and 10%-or-greater shareholders complied with all applicable filing requirements for the 2006 calendar year.

PROPOSAL TWO

AMENDMENT TO OUR
AMENDED AND RESTATED ARTICLES OF INCORPORATION

Our Board of Directors has approved, and recommends that our shareholders approve, an amendment to our Restated Articles in substantially the form attached to this proxy statement as Annex A. The proposed amendment would increase our authorized common stock from 18,000,000 shares to 30,000,000 shares, which would increase our total authorized capital to 30,600,000 shares including 600,000 shares of preferred stock. If approved by our shareholders, the amendment will become effective upon filing with the Secretary of State of Washington.

As of the record date, 13,108,735 shares of our common stock were outstanding and no shares of preferred stock were outstanding. As of the record date, we had reserved an aggregate of 945,934 shares of our common stock for (a) future issuance upon the exercise of options outstanding under our stock option plans and (b) the exercise of options that may be granted under our stock option plans. In addition, we had reserved 963,000 shares issuable upon the exercise of outstanding warrants. Also, assuming approval by our shareholders of Proposal 3, Approval of an Amendment and Restatement of the Targeted Genetics 1999 Stock Option Plan, there will be an aggregate of 1,396,760 shares of our common stock reserved for future issuance under our option plans and the Stock Incentive Plan.

To fund our continuing operations, we anticipate raising additional capital through future issuances of common stock or securities convertible into common stock. We may also issue additional shares of stock in connection with the acquisition of complementary businesses or technologies or for other general corporate purposes, including issuances upon the exercise of future stock options granted under our stock option plans. Our Board of Directors believes that having the additional shares of common stock authorized and available for issuance will give us greater flexibility in considering potential future issuances of stock that may be desirable or necessary to accommodate our business plan. Except for (a) options outstanding under our stock option plans, (b) two warrants issued in 1999 to Alkermes, Inc. in connection with a technology license agreement and (c) warrants issued in connection with our January 2007 private placement, which total 1,762,174 shares as of the record date, we currently do not have any commitments or understandings that would require the issuance of additional shares of common stock.

Once authorized, the additional shares of common stock may be issued upon the approval of our Board of Directors but without further approval of our shareholders, unless shareholder approval is required under any applicable law or rule of any securities market on which our securities are traded. The additional shares of common stock would have rights identical to those of our currently outstanding common stock. The proposed increase in the number of shares of authorized common stock, and any future issuance of the additional shares, will not affect the rights of our current holders of common stock, except for effects that are incidental to the increase, such as dilution.

Approval of the amendment requires the affirmative vote of a majority of the outstanding shares of common stock. Abstentions and broker non-votes will have the same effect as votes against this proposal.

Our Board of Directors believes that approval of the amendment is in the best interest of our shareholders and that the amendment is necessary to provide us with the flexibility to pursue additional capital financing opportunities and licensing and other strategic transactions, to provide grants of options to our employees and to meet our general corporate needs. If the amendment is not approved, we may have insufficient shares of common stock authorized to complete these types of transactions in the future.

The Board of Directors recommends that you vote
FOR the amendment of our Restated Articles.

PROPOSAL THREE

APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE
TARGETED GENETICS 1999 STOCK OPTION PLAN

Our Board of Directors has approved, subject to shareholder approval, an amendment and restatement of the Targeted Genetics 1999 Stock Option Plan, or Option Plan, that primarily relates to the maximum number of shares available for issuance and the types of equity-based compensation that can granted. The Option Plan was last amended and restated by the Board of Directors on March 22, 2004 and subsequently approved by our shareholders on May 20, 2004. If approved by the shareholders, the plan that is the subject of this proposal will be known as the Targeted Genetics Corporation Stock Incentive Plan, or Stock Incentive Plan.

The Board of Directors reviewed the Option Plan and determined that, subject to shareholder approval, the maximum number of shares of our common stock available for issuance should be increased. In addition, in light of recent changes in the accounting treatment of various equity investments, the possibility of future accounting and/or tax changes, and shareholder dilution concerns, the Board of Directors determined that it would be advantageous for us to have the maximum flexibility in fashioning future equity-based compensation. The Stock Incentive Plan will give us the flexibility to responsibly address these issues using stock appreciation rights, stock grants and stock units, in addition to stock options. The Stock Incentive Plan was developed in consultation with corporate governance and compensation experts and contains a number of provisions that have been identified as important compensation and corporate governance best practices.

The Stock Incentive Plan was approved by the Board of Directors on March 26, 2007 and is effective upon an affirmative vote of the holders of shares representing a majority of the votes cast at the Annual Meeting, in person or by proxy. If the Stock Incentive Plan is not approved, then the Option Plan will continue in its current form.

Description of the Stock Incentive Plan

The following is a summary of the principal features the Stock Incentive Plan, as approved by the Board of Directors. The summary, however, is not a complete description of the provisions in the Stock Incentive Plan. It is qualified in its entirety by reference to the full text of the Stock Incentive Plan. A copy of the Stock Incentive Plan is attached to this proxy statement as Annex B and any shareholder who wishes to obtain a copy of the Stock Incentive Plan may do so by written request to our chief financial officer at our headquarters in Seattle, Washington.

Purpose

The Stock Incentive Plan is intended to promote our success by providing a vehicle under which a variety of equity-based incentive awards can be granted to employees, consultants and non-employee directors.

General

The Stock Incentive Plan provides for the granting of stock options, stock appreciation rights, or SARs, stock grants and stock units, collectively referred to as Awards, to eligible key service providers. Subject to this proposal, the number of shares of our common stock reserved for Awards (as defined in the Stock Incentive Plan) under the Stock Incentive Plan will be a maximum of 2,547,944 shares, which represents an increase of 1,250,000 shares from the maximum number of shares reserved under the Option Plan.

For purposes of determining the number of shares available for grant under the Stock Incentive Plan against the maximum number reserve for issuance as described above, all Awards (including SARs) will be counted in full against the number of shares available for issuance-one (1) share for every one (1) share issued. As of March 1, 2007, the number of shares available for grant under the Option Plan was 146,760 shares.

Administration of the Stock Incentive Plan

The Stock Incentive Plan can be administered by our Board of Directors or Compensation Committee or a combination of the two. In general, the members of the Compensation Committee must qualify as “non-employee directors” under Rule 16b-3 under the Securities Exchange Act of 1934 (for purposes of qualifying Awards as exempt from liability under Section 16(b) of the Securities Exchange Act of 1934), and as “outside directors” under Section 162(m) of the Internal Revenue Code (for purposes of qualifying Awards as “performance-based compensation” under Section 162(m) of the Internal Revenue Code). However, our Board of Directors may appoint one or more separate committees of our Board of Directors who need no qualify as “non-employee directors” or “outside directors” to administer the Stock Incentive Plan with respect to key service providers not covered by Section 16 of the Exchange Act or Section 162(m) of the Internal Revenue Code. Unless our Board of Directors provides otherwise, the Compensation Committee will administer the Stock Incentive Plan.

Subject to the terms of the Stock Incentive Plan, the Compensation Committee has the sole discretion to determine the key service providers who may be granted Awards, the size and types of such Awards and the terms and conditions of such Awards. The Stock Incentive Plan provides that during any of our fiscal years, no key service provider (other than non-employee directors) may be granted Awards covering more than 150,000 shares. However, during the fiscal year of any key service provider’s initial year of service with us (other than non-employee directors), the maximum number of shares that may be granted pursuant to Awards is 500,000 shares. The Stock Incentive Plan also provides that no non-employee director may be granted Awards covering more than 50,000 shares; however, shares received pursuant to stock grants in lieu of the non-employee director’s annual retainer fee(s) will not count against the 50,000 share annual limit.

Eligibility to Receive Awards

Our key service providers and affiliates are eligible to be selected to receive one or more Awards. The actual number of individuals who will receive Awards under the Stock Incentive Plan cannot be determined because eligibility for participation in the Stock Incentive Plan is in the discretion of the Compensation Committee.

Stock Options

The Compensation Committee may grant nonstatutory stock options or incentive stock options, or ISOs (which are entitled to favorable tax treatment), or a combination of the two. ISOs may only be granted to employees of Targeted Genetics or our subsidiaries. The number of shares covered by each stock option will be determined by the Compensation Committee. The Stock Incentive Plan provides that ISOs can be granted up to the maximum number of shares reserved for issuance.

The price of shares of our common stock subject to each stock option is set by the Compensation Committee but cannot be less than 100% of the fair market value on the date of grant of the stock option. In addition, the exercise price of an ISO must be at least 110% of fair market value on the grant date if the employee owns stock possessing more than 10% of the total combined voting power of all classes of our stock or the stock of any of our subsidiaries. Nevertheless, substitute stock options may be granted at less than fair market value to key service providers who receive such stock options in connection with a corporate reorganization. Also, the aggregate fair market value of the shares (determined on the grant date) covered by ISOs that first become exercisable by any employee during any calendar year may not exceed $100,000.

The exercise price of each stock option must be paid in full at the time of exercise. The Compensation Committee also may permit payment through the tender of shares of our common stock that are already owned by the participant, or by any other means that the Compensation Committee determines to be consistent with the Stock Incentive Plan’s purpose and applicable laws. Any taxes required to be withheld must be paid by the participant at the time of exercise.

Options become exercisable at the times and on the terms established by the Compensation Committee in the applicable stock option agreement. If the stock option agreement does not specify when the shares subject to the stock option will vest and become exercisable, the Stock Incentive Plan provides that shares will vest quarterly over four (4) years. Options expire at the times established by the Compensation Committee, which generally will not be more than ten (10) years after the date of grant (subject to the key service provider’s continuous service).

Stock Appreciation Rights

The Compensation Committee determines the terms and conditions of each SAR. SARs may be granted in conjunction with a stock option, or may be granted on an independent basis. Subject to the limits described above, the number of shares covered by each SAR will be determined by the Compensation Committee. Upon exercise of a SAR, the participant will receive payment from us in an amount determined by multiplying: (i) the difference between the fair market value of a share on the date of exercise over the exercise price (fair market value of a share on the grant date), times (ii) the number of shares with respect to which the SAR is exercised. SARs may be paid in cash or shares of our common stock, as determined by the Compensation Committee. SARs are exercisable at the times and on the terms established by the Compensation Committee. The Stock Incentive Plan provides that if the applicable SAR agreement dies not specify when the shares subject to the SAR become exercisable, then the shares shall vest over four (4) years, with 25% of the shares vesting after one (1) year of service and the remaining 75% vesting on a pro rata basis over the next thirty-six (36) months.

Stock Grants and Stock Units

Stock grant awards are shares of our common stock that may or may not be subject to vesting, in accordance with the terms and conditions established by the Compensation Committee. Stock unit awards are bookkeeping entries that represent shares of our common stock that may or may not vest, in accordance with the terms and conditions established by the Compensation Committee. The Stock Incentive Plan provides that if the applicable stock grant agreement or stock unit agreement does not specify when the shares will vest, then the shares subject to the award will vest in four (4) equal annual installments.

In determining whether a stock grant or stock unit award should be made and/or the vesting schedule for such award, the Compensation Committee may impose whatever conditions to vesting as it determines to be appropriate. For example, the Compensation Committee may determine to award a stock grant or stock units only if performance goals established by the Compensation Committee are satisfied. Any performance goals may be applied on a company-wide or an individual business unit basis, as determined by the Compensation Committee.

Performance Goals

The Compensation Committee in its discretion may make performance goals applicable to a key service provider with respect to an Award. At the Compensation Committee’s discretion, one or more of the following performance goals may apply: (i) operating income; (ii) earnings before interest, taxes, depreciation and amortization or EBITDA; (iii) earnings; (iv) cash flow; (v) market share; (vi) sales or revenue; (vii) expenses; (viii) cost of goods sold; (ix) profit/loss or profit margin; (x) working capital; (xi) return on equity or assets; (xii) earnings per share; (xiii) economic value added; (xiv) stock price; (xv) price/earnings ratio; (xvi) debt or debt-to-equity; (xvii) accounts receivable; (xviii) writeoffs; (xix) cash; (xx) assets; (xxi) liquidity; (xxii) operations; (xxiii) intellectual property (e.g., patents); (xxiv) product development; (xxv) regulatory activity, including clinical trial activity; (xxvi) manufacturing, production or inventory; (xxvii) mergers and acquisitions or divestitures; (xxviii) business development activities; (xxix) financings; (xxx) cash burn; and/or (xxxi) cash horizon. The Compensation Committee also may use other performance goals.

Nontransferability of Awards

In general, Awards granted under the Stock Incentive Plan may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution and during the life of a key service provider any Awards may be exercised only by the recipient. Notwithstanding the above, the Compensation Committee (or our Board of Directors, in the case of Awards granted to non-employee directors) may, in its discretion, permit Awards to be transferred to an individual or entity other than Targeted Genetics subject to such restrictions as the Compensation Committee or our Board of Directors may impose.

Dividend Equivalents

Recipients of Awards may, if so determined by the Compensation Committee (or by our Board of Directors in case of Awards to non-employee directors), be entitled to receive cash or stock dividends, or cash payments in amounts equivalent to cash or stock dividends declared with respect to shares of our common stock and the Compensation Committee or our Board of Directors may provide that such amounts shall be deemed to have been reinvested in additional shares of common stock or otherwise reinvested.

Corporate Transactions

In the event of certain corporate transactions, subject to the applicable Award agreement, all outstanding Awards will be subject to the applicable agreement of merger or reorganization, which may provide for assumption, substitution or continuation of outstanding awards, exchange for other property, accelerated vesting or cancellation without consideration. Awards that are not assumed, substituted or continued will terminate upon consummation of the corporate transaction.

Tax Aspects

A recipient of a stock option or SAR will not have taxable income upon the grant of the stock option or SAR. For stock options (other than ISOs) and SARs, the participant will recognize ordinary income upon exercise in an amount equal to the excess of the fair market value of the shares over the exercise price (the “appreciation value”) on the date of exercise. In the United States, any gain or loss recognized upon any later disposition of the shares generally will be capital gain or loss.

Purchase of shares upon exercise of an ISO will not result in any taxable income to the participant, except for purposes of determining alternative minimum tax liability. Gain or loss recognized by the participant on a later sale or other disposition will either be long-term capital gain or loss or ordinary income depending upon whether the participant holds the shares transferred upon the exercise of the ISO for a specified period. Any ordinary income recognized will be in the amount, if any, by which the lesser of the fair market value of such shares on the date of exercise or the amount realized from the sale exceeds the exercise price.

Unless the participant elects to be taxed at the time of receipt of a stock grant award that is subject to vesting, the participant will not have taxable income upon receipt, but upon vesting. The participant will recognize ordinary income equal to the fair market value of the shares at the time of vesting (minus any amount paid for the stock grant). A recipient of stock units will not have taxable income upon receipt of the Award; instead the participant will be taxed upon payment of the Award. The participant will recognize ordinary income equal to the fair market value of the shares or the amount of cash received by the participant. In addition, Section 409A of the Internal Revenue Code imposes certain restrictions on deferred compensation arrangements. Awards that are treated as deferred compensation under Section 409A of the Internal Revenue Code are intended to meet the requirements of this section of the Internal Revenue Code.

At the discretion of the Compensation Committee, the Stock Incentive Plan allows a participant to satisfy tax withholding requirements under U.S. federal and state tax laws or applicable foreign tax laws in connection with the exercise or receipt of an Award by electing to have shares of common stock withheld, or by delivering to us already-owned shares, having a value equal to the amount required to be withheld.

We will be entitled to a tax deduction in connection with an Award under the Stock Incentive Plan only in an amount equal to the ordinary income realized by the participant and at the time the participant recognizes such income. In addition, Section 162(m) of the Internal Revenue Code contains special rules regarding the federal income tax deductibility of compensation paid to our chief executive officer and to each of our other executive officers. The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if it complies with conditions imposed by Section 162(m), including the establishment of a maximum number of shares with respect to which Awards may be granted to any one keys service provider during one year. The Stock Incentive Plan has been designed to permit the Compensation Committee to grant Awards that satisfy the requirements of Section 162(m) thereby permitting us to continue to receive a federal income tax deduction in connection with such Awards.

Awards Under the Stock Incentive Plan

Awards under the Stock Incentive Plan will be made at the discretion of the Compensation Committee. The Compensation Committee has not made any decisions on the amount and type of Awards that are to be made to our key service providers in future years under the Stock Incentive Plan. The following table sets forth information concerning equity-based compensation made for fiscal year ending December 31, 2006 under the Option Plan to our named executive officers, executive officers as a group, non-employee directors as a group, and non-executive employees as a group. This information may not be indicative of Awards that will be made under the Stock Incentive Plan in future years.

Name and Position	Dollar Value (1)	Awards Granted (2)
H. Stewart Parker	$204,060	38,000
President and Chief Executive Officer
Barrie J. Carter, Ph.D	161,100	30,000
Executive Vice President and Chief Scientific Officer
David J. Poston	161,100	30,000
Vice President, Finance, Chief Financial Officer and Treasurer
Executive Group	1,063,260	198,000
Non-Employee Director Group	88,605	16,500
Non-Executive Employee Group	726,561	135,300

(1) Based on the closing price of $5.37 for our common stock on the Nasdaq Capital Market on December 29, 2007.

(2) Only grants of stock options were authorized under the Option Plan during fiscal year 2006. In general, stock options were granted at an exercise price of 100% of the fair market price of the underlying shares of our common stock on the date of grant, become exercisable over twelve (12) months and expire no later than ten (10) years from the date of grant.

Amendment and Termination of the Stock Incentive Plan

Our Board of Directors generally may amend or terminate the Stock Incentive Plan at any time and for any reason; provided, however, that any such amendment shall be subject to the approval of the shareholders to the extent required by applicable law or regulation. Unless sooner terminated by our Board of Directors, the Stock Incentive Plan will terminate on May 17, 2017.

The Board of Directors recommends that you vote
FOR the approval of an amendment and restatement of the Option Plan.

PROPOSAL FOUR

RATIFICATION OF THE SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2007. We are asking the shareholders to ratify this selection. If our shareholders fail to ratify the selection of Ernst & Young, the Audit Committee and our Board of Directors will consider whether to retain Ernst & Young and may retain that firm or another firm without resubmitting the matter to our shareholders.

The affirmative vote of the holders of shares representing a majority of the votes cast at the Annual Meeting, in person or by proxy, is required to ratify the selection of the independent registered public accounting firm. Ernst & Young also served as our independent registered public accounting firm for the fiscal years ended December 31, 2005 and December 31, 2006. Representatives of Ernst & Young are expected to attend the Annual Meeting, be available to respond to appropriate questions from shareholders and have the opportunity to make a statement if they desire to do so.

Our management is responsible for our internal controls and the financial reporting process. Our independent registered public accounting firm, Ernst & Young, is responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States and issuing a report on its audit.

The fees billed by Ernst & Young for the indicated services performed during the fiscal years ended December 31, 2005 and December 31, 2006 were as follows:

	Fiscal 2006	Fiscal 2005
Audit fees	$402,000	$420,000
Audit-related fees	—	—
Tax fees	21,000	21,000
Total fees	$423,000	$441,000

Services rendered by Ernst & Young in connection with fees presented above were as follows:

Audit fees: Consists of fees related to professional services rendered in connection with the audit of our annual consolidated financial statements, the reviews of the consolidated financial statements included in each of our quarterly reports on Form 10-Q and accounting consultations that relate to the audited consolidated financial statements and are necessary to comply with generally accepted auditing standards.

Tax fees: Consists of fees billed for professional services related to federal and state tax return preparation.

All fees billed by outside auditors incurred in 2006 were pre-approved by the Audit Committee. Our Audit Committee has determined that Ernst & Young’s rendering of all other non-audit services is compatible with maintaining auditor independence. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent registered public accounting firm. Under the policy, pre-approval is generally provided for particular services or categories of services, including planned services, project-based services and routine consultations projects. Each category is subject to a specific budget or quarterly dollar amount. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. For each proposed service, the independent registered public accounting firm is required to provide detailed back-up documentation at the time of approval. The Audit Committee has delegated certain pre-approval authority to its Chairman. The Chairman must report any decisions to the Audit Committee at its next scheduled meeting.

The Board of Directors recommends that you vote FOR the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2007.

AUDIT COMMITTEE REPORT

In fiscal year 2006, the Audit Committee met and held discussions with management and the independent registered public accounting firm. In addition, the members of the Audit Committee individually reviewed our consolidated financial statements before we filed them with the SEC in our quarterly reports on Forms 10-Q and annual report on Form 10-K. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards, or SAS, No. 61, as amended by SAS No. 90, Communication with Audit Committees.

Our independent registered public accounting firm also provided to the Audit Committee the written disclosures required by the Independence Standards Board’s Standard No. 1, Independence Discussions with Audit Committees, and discussed with the Audit Committee Ernst & Young LLP’s independence and considered the compatibility of non-audit services with the firm’s independence.

Based on the Audit Committee’s discussion with management and the independent registered public accounting firm and its review of the representation of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that our Board of Directors include the audited consolidated financial statements in our annual report on Form 10-K for the year ended December 31, 2006, to be filed with the Securities and Exchange Commission. The Audit Committee also evaluated the performance of Ernst & Young LLP and recommended to our Board of Directors that Ernst & Young LLP be selected as our independent registered public accounting firm to audit and report on our consolidated financial statements for the year ending December 31, 2007.

Audit Committee
Roger L. Hawley (Chairman)
Jeremy L. Curnock Cook Nelson L. Levy

CORPORATE GOVERNANCE

We have adopted a Code of Conduct that applies to all of its directors, officers (including our chief executive officer, chief financial officer, chief accounting officer, controller and any person performing similar functions) and employees. Current copies of the following materials related to our corporate governance policies and practices are available publicly on our web site at www.targetedgenetics.com under the heading “Corporate Governance.”

• Amended and Restated Articles of Incorporation

• Amended and Restated Bylaws

• Audit Committee Charter

• Nominating and Corporate Governance Committee Charter

• Compensation Committee Charter

Copies may also be obtained, free of charge, by writing to: Corporate Secretary, Targeted Genetics Corporation, 1100 Olive Way, Suite 100, Seattle, Washington 98101.

Shareholder Communications with Board of Directors

Our Board of Directors has established a policy under which interested shareholders can send communications to our Board of Directors, a committee of our Board of Directors and individual directors by sending written communication to the Corporate Secretary, Targeted Genetics Corporation, 1100 Olive Way, Suite 100, Seattle, Washington 98101. The Corporate Secretary will forward such communication to our Board of Directors, the appropriate committee of our Board of Directors or individual directors unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

OTHER BUSINESS

As of the date of this proxy statement, we do not intend to present any business at the Annual Meeting other than matters described in this proxy statement and we are not aware that any other person intends to present business at the Annual Meeting. If, however, other matters requiring the vote of the shareholders properly come before the Annual Meeting and any adjournments or postponements thereof, the persons named on the accompanying proxy card will have discretionary authority to vote the proxies held by them in accordance with their judgment as to those matters.

SHAREHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING

Under the SEC’s proxy rules and the applicable provisions of our bylaws, shareholder proposals (including nominations for the election of directors) that meet specified conditions may be included in our proxy statement and form of proxy card for, and may be presented at, the 2008 annual meeting of shareholders. Shareholders who intend to present a proposal at our 2008 annual meeting of shareholders must give us notice of the proposal no later than December 20, 2007 for the proposal to be considered for inclusion in the proxy statement and form of proxy card for that meeting. Shareholders who intend to present a proposal that will not be included in the proxy materials must give us notice of the proposal at least 60 days but no more than 90 days before the date of the 2008 Annual Meeting. If notice or public disclosure of the date of the 2008 annual meeting of shareholders is given or made to the shareholders less than 60 days before the date of the 2008 annual meeting of shareholders, we must receive notice of the proposal not later than the tenth day following the day on which such notice of the 2008 annual meeting of shareholders was mailed or such public disclosure was made. Because there are other requirements in the proxy rules, however, our timely receipt of any such proposal by a qualified shareholder will guarantee neither the proposal’s inclusion in our proxy materials for, nor presentation of the proposal at, the 2008 Annual Meeting.

ANNUAL REPORT AND FORM 10-K

Copies of our annual report on Form 10-K for the year ended December 31, 2006 are being mailed with this proxy statement to each shareholder of record. If you did not receive a copy of our annual report on Form 10-K, you may obtain a copy (without exhibits) without charge by writing or calling Investor Relations, Targeted Genetics Corporation, 1100 Olive Way, Suite 100, Seattle, Washington 98101, (206) 623-7612. Copies of the exhibits to our annual report Form 10-K are available for a nominal fee.

Annex A
TARGETED GENETICS CORPORATION

AMENDMENT NO. 1 TO THE
AMENDED AND RESTATED ARTICLES OF INCORPORATION

Section 4.1 shall be amended in its entirety to read as follows:

“4.1 Authorized Capital

The total authorized stock of this corporation shall consist of 30,000,000 shares of common stock, par value $.01 per share, and 600,000 shares of Preferred Stock, par value $.01 per share.”

Annex B

TARGETED GENETICS CORPORATION

STOCK INCENTIVE PLAN

EFFECTIVE AS OF __________________, 2007

TARGETED GENETICS CORPORATION
STOCK INCENTIVE PLAN
EFFECTIVE AS OF _____________, 2007

SECTION 1.  INTRODUCTION.

The Board hereby amends, restates and renames the Targeted Genetics Corporation 1999 Stock Option Plan into the Targeted Genetics Corporation Stock Incentive Plan; provided that, the Plan shall become effective upon its approval by the Company shareholders. If the Company’s shareholders do not approve the Plan, no Awards will be made under the Plan and the Targeted Genetics Corporation 1999 Stock Option Plan will continue in effect in accordance with its terms. Notwithstanding anything to the contrary, stock options granted prior to the date the Plan becomes effective shall be governed by the terms and provisions of the Targeted Genetics Corporation 1999 Stock Option Plan and the applicable stock option agreement.

The Targeted Genetics Corporation 1999 Stock Option Plan was originally adopted by the Board on January 21, 1999 and it was thereafter approved by the Company’s shareholders on May 5, 1999. Such plan was last amended by the Board on March 22, 2004 and approved by the Company’s shareholders on May 20, 2004.

The purposes of the Plan are to promote the long-term success of the Company and the creation of shareholder value by offering Key Service Providers an opportunity to share in such long-term success by acquiring a proprietary interest in the Company and to attract and retain the best available personnel for positions of substantial responsibility, and to provide additional incentive to Employees, Consultants and Directors.

The Plan seeks to achieve these purposes by providing for discretionary long-term incentive Awards in the form of Options (which may constitute Incentive Stock Options or Nonstatutory Stock Options), Stock Appreciation Rights, Stock Grants and Stock Units.

The Plan shall be governed by, and construed in accordance with, the laws of the State of Washington (except its choice-of-law provisions). Capitalized terms shall have the meaning provided in Section 2 unless otherwise provided in the Plan or any related Stock Option Agreement, SAR Agreement, Stock Grant Agreement or Stock Unit Agreement.

SECTION 2.  DEFINITIONS.

(a)  “Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

(b)  “Applicable Laws” means all applicable laws, rules, regulations and requirements, including, but not limited to, all applicable U.S. federal or state laws, any Stock Exchange rules or regulations, and the applicable laws, rules or regulations of any other country or jurisdiction where Awards are granted under the Plan or where Participants reside or provide services, as such laws, rules, and regulations shall be in effect from time to time.

(c)  “Award” means any Grant of an Option, SAR, Stock Grant or Stock Unit under the Plan.

(d)  “Board” means the Board of Directors of the Company, as constituted from time to time.

(e)  “Cashless Exercise” means, to the extent that a Stock Option Agreement so provides and as permitted by applicable law, a program approved by the Committee in which payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price and, if applicable, the amount necessary to satisfy the Company’s withholding obligations at the minimum statutory withholding rates, including, but not limited to, U.S. federal, state and local income taxes, payroll taxes, and foreign taxes, if applicable.

(f)  “Cause” means, except as may otherwise be provided in a Participant’s employment agreement or Award agreement, a conviction of a Participant for a felony crime or the failure of a Participant to contest prosecution for a felony crime, or a Participant’s misconduct, fraud or dishonesty (as such terms are defined by the Committee in its sole discretion), or any unauthorized use or disclosure of confidential information or trade secrets, in each case as determined by the Committee, and the Committee’s determination shall be conclusive and binding.

(g)  “Change in Control” means the occurrence of any one or more of the following:

(i)  the sale, transfer or disposition of all or substantially all of the Company’s assets other than to (A) a corporation or other entity of which at least a majority of its combined voting power is owned directly or indirectly by the Company, (B) a corporation or other entity owned directly or indirectly by the holders of capital stock of the Company in substantially the same proportions as their ownership of Common Stock, or (C) an Excluded Entity (as defined in subsection (ii) below)

(ii)  the merger, consolidation or other business combination transaction of the Company with or into another corporation, entity or person, other than a transaction with or into another corporation, entity or person in which the holders of at least a majority of the shares of voting capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding in the continuing entity or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of the Company (or the surviving entity) outstanding immediately after such transaction (an “Excluded Entity”); or

(iii)  the acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities of the Company representing more than 50% of the total combined voting power of the Company’s then outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders which the Board does not recommend such stockholders accept.

A transaction (including a Corporate Transaction) shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transactions.

(h)  “Code” means the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

(i)  “Committee” means a committee described in Section 3.

(j)  “Common Stock” means the Company’s common stock.

(k)  “Company” means Targeted Genetics Corporation, a Washington corporation, and any successor.

(l)  “Consultant” means an individual who performs bona-fide services to the Company, a Parent, a Subsidiary or an Affiliate, other than as an Employee or Director.

(m)  “Corporate Transaction” means a sale of all or substantially all of the Company’s assets, or a merger, consolidation or other capital reorganization or business combination transaction of the Company with or into another corporation, entity or person.

(n)  “Covered Employees” means those persons who are subject to the limitations of Section 162(m) of the Code.

(o)  “Director” means a member of the Board.

(p)  “Disability” means “permanent and total disability” as such term is defined in Section 22(e)(3) of the Code.

(q)  “Employee” means any individual who is a common-law employee of the Company, a Parent, a Subsidiary, or an Affiliate.

(r)  “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s)  “Exercise Price” means, in the case of an Option, the amount for which a Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of a SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value in determining the amount payable upon exercise of such SAR.

(t)   “Fair Market Value” means the market price of a Share as established in good faith by the Committee or (a) if the Common Stock is listed on the Nasdaq National Market, the closing selling price for the Common Stock as reported by the Nasdaq National Market for a single trading day or (b) if the Common Stock is listed on the New York Stock Exchange or the American Stock Exchange, the closing selling price for the Common Stock as such price is officially quoted in the composite tape of transactions on such exchange for a single trading day. If there is no such reported price for the Common Stock for the date in question, then such price on the last preceding date for which such price exists shall be determinative of Fair Market Value. the market price of a Share as determined in good faith by the Committee.

(u)  “Fiscal Year” means the Company’s fiscal year.

(v)  “Grant” means any grant of an Award under the Plan.

(w)  “Incentive Stock Option” or “ISO” means an incentive stock option described in Section 422 of the Code.

(x)  “Key Service Provider” means an Employee, Director or Consultant who has been selected by the Committee to receive an Award under the Plan.

(y)  “Non-Employee Director” means a Director who is not an Employee.

(z)  “Nonstatutory Stock Option” or “NSO” means a stock option that is not an Incentive Stock Option.

(aa)  “Option” means an ISO or NSO granted under the Plan entitling the Optionee to purchase Shares.

(bb)  “Optioned Stock” means Shares that are subject to an Option or that were issued pursuant to the exercise of an Option.

(cc)  “Optionee” means an individual, estate or other entity that holds an Option.

(dd)  “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

(ee)  “Participant” means an individual or an estate or other entity that holds an Award.

(ff)  “Performance Goals” means one or more objective measurable performance factors as determined by the Committee with respect to each Performance Period based upon one or more factors, including, but not limited to: (i) operating income; (ii) earnings before interest, taxes, depreciation and amortization (“EBITDA”); (iii) earnings; (iv) cash flow; (v) market share; (vi) sales or revenue; (vii) expenses; (viii) cost of goods sold; (ix) profit/loss or profit margin; (x) working capital; (xi) return on equity or assets; (xii) earnings per share; (xiii) economic value added (“EVA”); (xiv) stock price; (xv) price/earnings ratio; (xvi) debt or debt-to-equity; (xvii) accounts receivable; (xviii) writeoffs; (xix) cash; (xx) assets; (xxi) liquidity; (xxii) operations; (xxiii) intellectual property (e.g., patents); (xxiv) product development; (xxv) regulatory activity, including clinical trial activity; (xxvi) manufacturing, production or inventory; (xxvii) mergers and acquisitions or divestitures; (xxviii) business development activities; (xxix) financings; (xxx) cash burn; and/or (xxxi) cash horizon, each with respect to the Company and/or one or more of its Affiliates or operating units. Awards issued to persons who are not Covered Employees may take into account other factors.

(gg)  “Performance Period” means any period not exceeding thirty-six (36) months as determined by the Committee, in its sole discretion. The Committee may establish different Performance Periods for different Participants, and the Committee may establish concurrent or overlapping Performance Periods.

(hh)  “Plan” means this Targeted Genetics Corporation Stock Incentive Plan, as it may be amended from time to time.

(ii)  “Re-Price” means that the Company has lowered or reduced the Exercise Price of outstanding Options and/or outstanding SARs for any Participant(s) in a manner described by Item 402(i)(1) of SEC Regulation S-K (or its successor provision).

(jj)  “Retirement” means retirement as of the individual’s normal retirement date under the Company’s 401(k) Plan or other similar successor plan applicable to salaried employees.

(kk)  “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

(ll)  “SAR Agreement” means the agreement described in Section 8 evidencing each Award of a Stock Appreciation Right.

(mm)  “SEC” means the Securities and Exchange Commission.

(nn)  “Section 16 Persons” means those officers, directors or other persons who are subject to Section 16 of the Exchange Act.

(oo)  “Securities Act” means the Securities Act of 1933, as amended.

(pp)  “Service” means the absence of any interruption or termination of service as an Employee, Director or Consultant. Continuous Service Status shall not be considered interrupted or terminated in the case of: (i) Company approved sick leave; (ii) military leave; (iii) any other bona fide leave of absence approved by the Committee, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to a written Company policy. Also, Continuous Service Status as an Employee or Consultant shall not be considered interrupted or terminated in the case of a transfer between locations of the Company or between the Company, its Parents, Subsidiaries or Affiliates, or their respective successors, or a change in status from an Employee to a Consultant or from a Consultant to an Employee.

(qq)  “Share” means one share of Common Stock.

(rr)  “Stock Appreciation Right” or “SAR” means a stock appreciation right awarded under the Plan.

(ss)  “Stock Exchange” means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any give time.

(tt)  “Stock Grant” means Shares awarded under the Plan.

(uu)  “Stock Grant Agreement” means the agreement described in Section 9 evidencing each Award of a Stock Grant.

(vv)  “Stock Option Agreement” means the agreement described in Section 6 evidencing each Award of an Option.

(ww)  “Stock Unit” means a bookkeeping entry representing the equivalent of one Share, as awarded under the Plan.

(xx)  “Stock Unit Agreement” means the agreement described in Section 10 evidencing each Award of a Stock Unit.

(yy)  “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(zz)  “10-Percent Shareholder” means an individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

SECTION 3.  ADMINISTRATION.

(a)  General. The Plan shall be administered by the Board or a Committee, or a combination thereof, as determined by the Board. The Plan may be administered by different administrative bodies with respect to different classes of Participants and, if permitted by Applicable Laws, the Board may authorize one or more officers of the Company to make Awards under the Plan to Employees and Consultants (who are not Section 16 Persons) within parameters specified by the Board.

(b)  Committee Composition. If a Committee has been appointed pursuant to this Section 3, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and dissolve a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee administering the Plan in accordance with the requirements of Rule 16b-3 or of Section 162(m) of the Code, to the extent permitted or required by such provisions.

Unless the Board provides otherwise, the Board’s Compensation Committee shall be the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

The Committee shall have membership composition which enables (i) Awards to Section 16 Persons to qualify as exempt from liability under Section 16(b) of the Exchange Act and (ii) Awards to Covered Employees to qualify as “performance-based compensation” as provided under Section 162(m) of the Code.

The Board may also appoint one or more separate committees of the Board, each composed of two or more directors of the Company who need not qualify under Rule 16b-3 or under Section 162(m) of the Code, that may administer the Plan with respect to Key Service Providers who are not Section 16 Persons or Covered Employees, respectively, may grant Awards under the Plan to such Key Service Providers and may determine all terms of such Awards.

Notwithstanding the foregoing, the Board shall constitute the Committee and shall administer the Plan with respect to Non-Employee Directors, shall grant Awards under the Plan to such Non-Employee Directors, and shall determine all terms of such Awards.

(c)  Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have full authority and sole discretion to take any actions it deems necessary or advisable for the administration of the Plan. Such actions shall include:

(i)	selecting Key Service Providers who are to receive Awards under the Plan;

(ii)	determining the type, number, vesting requirements and other features and conditions of such Awards and amending such Awards;

(iii)	correcting any defect, supplying any omission, or reconciling any inconsistency in the Plan or any Award agreement;

(iv)	accelerating the vesting, or extending the post-termination exercise term, of Awards at any time and under such terms and conditions as it deems appropriate;

(v)	interpreting the Plan;

(vi)	making all other decisions relating to the operation of the Plan; and

(vii)
adopting such plans or sub-plans as may be deemed necessary or appropriate to provide for the participation by Key Service Providers of the Company and its Subsidiaries and Affiliates who reside outside the U.S., which plans and/or sub-plans shall be attached hereto as Appendices.

The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee’s determinations under the Plan shall be final and binding on all persons.

(d)  Indemnification. To the maximum extent permitted by applicable law, each member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Stock Option Agreement, SAR Agreement, Stock Grant Agreement or Stock Unit Agreement, and (ii) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

SECTION 4.  GENERAL.

(a)  General Eligibility. Only Employees, Directors and Consultants shall be eligible for designation as Key Service Providers by the Committee, in its sole discretion.

(b)  Incentive Stock Options. Only Key Service Providers who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, a Key Service Provider who is a 10-Percent Shareholder shall not be eligible for the grant of an ISO unless the requirements set forth in Section 422(c)(5) of the Code are satisfied.

(c)  Restrictions on Shares. Any Shares issued pursuant to an Award shall be subject to such rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine, in its sole discretion. Such restrictions shall apply in addition to any restrictions that may apply to holders of Shares generally and shall also comply to the extent necessary with applicable law. In no event shall the Company be required to issue fractional Shares under the Plan.

(d)  Beneficiaries. Unless stated otherwise in an Award agreement, a Participant may designate one or more beneficiaries with respect to an Award by timely filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Participant’s death. If no beneficiary was designated or if no designated beneficiary survives the Participant, then after a Participant’s death any vested Award(s) shall be transferred or distributed to the Participant’s estate.

(e)  Performance Conditions. The Committee may, in its discretion, include performance conditions in an Award. If performance conditions are included in Awards to Covered Employees, then such Awards may be subject to the achievement of Performance Goals established by the Committee. Such Performance Goals shall be established and administered pursuant to the requirements of Section 162(m) of the Code. Before any Shares underlying an Award or any Award payments subject to Performance Goals are released to a Covered Employee with respect to a Performance Period, the Committee shall certify in writing that the Performance Goals for such Performance Period have been satisfied. Awards with performance conditions that are granted to Key Service Providers who are not Covered Employees need not comply with the requirements of Section 162(m) of the Code.

(f)  No Rights as a Shareholder. A Participant, or a transferee of a Participant, shall have no rights as a shareholder with respect to any Common Stock covered by an Award until such person has satisfied all of the terms and conditions to receive such Common Stock, has satisfied any applicable withholding or tax obligations relating to the Award and the Shares have been issued (as evidenced by an appropriate entry on the books of the Company or a duly authorized transfer agent of the Company).

(g)  Termination of Service. Unless the applicable Award agreement or, with respect to Participants who reside in the U.S., the applicable employment agreement provides otherwise, the following rules shall govern the vesting, exercisability and term of outstanding Awards held by a Participant in the event of termination of such Participant’s Service (in all cases subject to the term of the Award as applicable): (i) upon termination of Service for any reason, all unvested portions of any outstanding Awards shall be immediately forfeited without consideration and the vested portions of any outstanding Stock Units shall be settled; (ii) if the Service of a Participant is terminated for Cause, then all unexercised Options and SARs, unvested portions of Stock Units and unvested portions of Stock Grants shall terminate and be forfeited immediately without consideration; (iii) if the Service of Participant is terminated for any reason other than for Cause, death, Retirement or Disability, then the vested portion of his/her then-outstanding Options/SARs may be exercised by such Participant or his or her personal representative within three (3) months after the date of such termination; or (iv) if the Service of a Participant is terminated due to death, Retirement or Disability, the vested portion of his/her then-outstanding Options/SARs may be exercised within twelve (12) months after the date of termination of Service.

(h)  Director Fees. Subject to the consent and approval by the Board, each Non-Employee Director may elect to receive a Stock Grant under the Plan in lieu of payment of a portion of his or her regular annual retainer based on the Fair Market Value of the Shares on the date any regular annual retainer would otherwise be paid. For purposes of the Plan, a Non-Employee Director’s regular annual retainer shall not include any additional retainer paid in connection with service on any committee of the Board or paid for any other reason. Such an election may be for any dollar or percentage amount equal to at least 25% of the Non-Employee Director’s regular annual retainer (up to a limit of 100% of the Non-Employee Director’s regular annual retainer). The election must be made prior to the beginning of the annual B cycle which shall be any twelve (12) month continuous period designated by the Board. Any amount of the regular annual retainer not elected to be received as a Stock Grant shall be payable in cash in accordance with the Company’s standard payment procedures. Shares granted under this Section 4(h) shall otherwise be subject to the terms of the Plan applicable to Non-Employee Directors or to Participants generally (other than provisions specifically applying only to Employees).

SECTION 5.  SHARES SUBJECT TO PLAN AND SHARE LIMITS.

(a)  Basic Limitation. The stock issuable under the Plan shall be authorized but unissued Shares or Shares acquired by the Company. The aggregate number of Shares reserved for Awards under the Plan shall not exceed 2,200,000 Shares, subject to adjustment pursuant to Section 11, which includes the 950,000 Shares reserved for issuance under the Targeted Genetics Corporation 1999 Stock Option Plan immediately prior to the Plan’s approval by the Company shareholders. All of the Shares available for issuance under the Plan may be issued as Incentive Stock Options.

(b)  Additional Shares. If Awards are forfeited or are terminated for any other reason before being exercised, then the Shares underlying such Awards shall again become available for Awards under the Plan. SARs shall be counted in full against the number of Shares available for issuance under the Plan, regardless of the number of Shares issued upon settlement of the SARs. In addition, if a stock option previously granted under the Targeted Genetics Corporation 1999 Stock Option Plan terminates, expires, or lapses for any reason, any Shares subject to such stock option shall again be available to be the subject of an Award under the Plan.

(c)  Dividend Equivalents. Any dividend equivalents distributed under the Plan shall not be applied against the number of Shares available for Awards.

(d)  Share Limits.

(i)  Limitation on Grants to Participants. Subject to adjustment as provided in Section 11 below, the maximum aggregate number of Shares that may be subject to Awards granted to any one person under the Plan for any Fiscal Year of the Company shall be 150,000 Shares, provided that such limitation shall be 500,000 Shares during the fiscal year of any person’s initial year of service with the Company.

(ii)  Limits on Awards to Non-Employee Directors. Subject to adjustment pursuant to Section 11, no Non-Employee Director shall receive Awards during any Fiscal Year covering, in the aggregate, in excess of 50,000 Shares; provided that any Shares received pursuant to an election under Section 4(h) shall not count against such limit.

SECTION 6.  TERMS AND CONDITIONS OF OPTIONS.

(a)  Stock Option Agreement. Each Grant of an Option under the Plan shall be evidenced and governed exclusively by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in a Stock Option Agreement (including without limitation any performance conditions). The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. The Stock Option Agreement shall also specify whether the Option is an ISO or an NSO.

(b)  Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall be subject to adjustment of such number in accordance with Section 11.

(c)  Exercise Price. An Option’s Exercise Price shall be established by the Committee and set forth in a Stock Option Agreement. The Exercise Price of an Option shall not be less than 100% of the Fair Market Value (110% for ISO grants to 10-Percent Shareholders) on the date of Grant.

(d)  Exercisability and Term. The Stock Option Agreement shall specify the term of the Option; provided that the term of an Option shall in no event exceed ten (10) years from the date of Grant. If not so established in the instrument evidencing the Option, the Option shall vest and become exercisable according to the following schedule, which may be waived or modified by the Committee at any time:

Period of Service	Percent Vested
After 3 months	6.25% of the Shares subject to the Option
For each additional 3-month period thereafter	An additional 6.25% of the Shares subject to the Option
After 4 years	100% of the Shares subject to the Option

A Stock Option Agreement may provide for accelerated vesting in the event of the Participant’s death, Disability, or other events. Notwithstanding any other provision of the Plan, no Option can be exercised after the expiration date provided in the applicable Stock Option Agreement and no Option may provide that, upon exercise of the Option, a new Option will automatically be granted.

(e)  Modifications or Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new Options for the same or a different number of Shares, at the same or a different Exercise Price, and with the same or different vesting provisions. Notwithstanding the preceding sentence or anything to the contrary herein, the Committee may not Re-Price outstanding Options unless there is approval by the Company shareholders and no modification of an Option shall, without the consent of the Optionee, impair his or her rights or obligations under such Option.

(f)  Assignment or Transfer of Options. Except as otherwise provided in the applicable Stock Option Agreement and then only to the extent permitted by applicable law, no Option shall be transferable by the Optionee other than by will or by the laws of descent and distribution. Except as otherwise provided in the applicable Stock Option Agreement, an Option may be exercised during the lifetime of the Optionee only by the Optionee or by the guardian or legal representative of the Optionee. No Option or interest therein may be assigned, pledged or hypothecated by the Optionee during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

SECTION 7.  PAYMENT FOR OPTION SHARES.

(a)     Cash. The entire Exercise Price of Shares issued upon exercise of Options shall be payable in cash at the time when such Shares are purchased.

(b)  Surrender of Stock. To the extent provided for in the applicable Stock Option Agreement, payment for all or any part of the Exercise Price may be made with Shares which have already been owned by the Optionee; provided that the Committee may, in its sole discretion, require that Shares tendered for payment be previously held by the Optionee for a minimum duration. Such Shares shall be valued at their Fair Market Value.

(c)  Cashless Exercise. To the extent provided for in the applicable Stock Option Agreement, payment for all or any part of the Exercise Price may be made through Cashless Exercise.

(d)  Other Forms of Payment. To the extent provided for in the applicable Stock Option Agreement, payment for all or any part of the Exercise Price may be made in any other form that is consistent with Applicable Laws, regulations and rules and approved by the Committee.

In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Section 7. In the case of an NSO granted under the Plan, the Committee may, in its discretion at any time, accept payment in any form(s) described in this Section 7.

SECTION 8.  TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.

(a)  SAR Agreement. Each Grant of a SAR under the Plan shall be evidenced and governed exclusively by a SAR Agreement between the Participant and the Company. Such SAR shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in a SAR Agreement (including without limitation any performance conditions). A SAR Agreement may provide for a maximum limit on the amount of any payout notwithstanding the Fair Market Value on the date of exercise of the SAR. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Participant’s compensation.

(b)  Number of Shares. Each SAR Agreement shall specify the number of Shares to which the SAR pertains and shall be subject to adjustment of such number in accordance with Section 11.

(c)  Exercise Price. Each SAR Agreement shall specify the Exercise Price which shall be established by the Committee. The Exercise Price of a SAR shall not be less than 100% of the Fair Market Value on the date of Grant.

(d)  Exercisability and Term. The SAR Agreement shall specify the term of the SAR which shall not exceed ten (10) years from the date of Grant. Unless the applicable SAR Agreement provides otherwise, each SAR shall vest and become exercisable with respect to 25% of the Shares subject to the SAR upon completion of one year of Service measured from the vesting commencement date, the balance of the Shares subject to the SAR shall vest and become exercisable in thirty-six (36) equal installments upon completion of each month of Service thereafter, and the term of the SAR shall be ten (10) years from the date of Grant. A SAR Agreement may provide for accelerated vesting in the event of the Participant’s death, Disability, or other events. SARs may be awarded in combination with Options or Stock Grants, and such an Award shall provide that the SARs will not be exercisable unless the related Options or Stock Grants are forfeited. A SAR may be included in an ISO only at the time of Grant but may be included in an NSO at the time of Grant or at any subsequent time, but not later than six months before the expiration of such NSO. No SAR may provide that, upon exercise of the SAR, a new SAR will automatically be granted.

(e)  Exercise of SARs. If, on the date when a SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion. Upon exercise of a SAR, the Participant (or any person having the right to exercise the SAR) shall receive from the Company (i) Shares, (ii) cash or (iii) any combination of Shares and cash, as the Committee shall determine at the time of Grant of the SAR, in its sole discretion. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of exercise) of the Shares subject to the SARs exceeds the Exercise Price of the Shares.

(f)  Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding stock appreciation rights or may accept the cancellation of outstanding stock appreciation rights (including stock appreciation rights granted by another issuer) in return for the grant of new SARs for the same or a different number of Shares, at the same or a different Exercise Price, and with the same or different vesting provisions. Notwithstanding the preceding sentence or anything to the contrary herein, unless there is approval by the Company shareholders, the Committee may not Re-Price outstanding SARs and no modification of a SAR shall, without the consent of the Participant, impair his or her rights or obligations under such SAR.

(g)  Assignment or Transfer of SARs. Except as otherwise provided in the applicable SAR Agreement and then only to the extent permitted by applicable law, no SAR shall be transferable by the Participant other than by will or by the laws of descent and distribution. Except as otherwise provided in the applicable SAR Agreement, a SAR may be exercised during the lifetime of the Participant only by the Participant or by the guardian or legal representative of the Participant. No SAR or interest therein may be assigned, pledged or hypothecated by the Participant during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

SECTION 9.  TERMS AND CONDITIONS FOR STOCK GRANTS.

(a)  Amount and Form of Awards. Awards under this Section 9 may be granted in the form of a Stock Grant. Each Stock Grant Agreement shall specify the number of Shares to which the Stock Grant pertains and shall be subject to adjustment of such number in accordance with Section 11. A Stock Grant may also be awarded in combination with NSOs, and such an Award may provide that the Stock Grant will be forfeited in the event that the related NSOs are exercised.

(b)  Stock Grant Agreement. Each Stock Grant awarded under the Plan shall be evidenced and governed exclusively by a Stock Grant Agreement between the Participant and the Company. Each Stock Grant shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in the applicable Stock Grant Agreement (including without limitation any performance conditions). The provisions of the various Stock Grant Agreements entered into under the Plan need not be identical.

(c)  Payment for Stock Grants. Stock Grants may be issued with or without cash consideration or any other form of legally permissible consideration approved by the Committee.

(d)  Vesting Conditions. Each Stock Grant may or may not be subject to vesting. Any such vesting provision may provide that Shares shall vest based on Service over time or shall vest, in full or in installments, upon satisfaction of performance conditions specified in the Stock Grant Agreement which may include Performance Goals pursuant to Section 4(e). Unless the applicable Stock Grant Agreement provides otherwise, each Stock Grant shall vest with respect to 25% of the Shares subject to the Stock Grant upon completion of each year of Service on each of the first through fourth annual anniversaries of the vesting commencement date. A Stock Grant Agreement may provide for accelerated vesting in the event of the Participant’s death, Disability, or other events.

(e)  Assignment or Transfer of Stock Grants. Except as provided in the applicable Stock Grant Agreement, and then only to the extent permitted by applicable law, a Stock Grant awarded under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law. Any act in violation of this Section 9(e) shall be void. However, this Section 9(e) shall not preclude a Participant from designating a beneficiary who will receive any vested outstanding Stock Grant Awards in the event of the Participant’s death, nor shall it preclude a transfer of vested Stock Grant Awards by will or by the laws of descent and distribution.

(f)  Voting and Dividend Rights. The holder of a Stock Grant awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other shareholders. A Stock Grant Agreement, however, may require that the holder of such Stock Grant invest any cash dividends received in additional Shares subject to the Stock Grant. Such additional Shares subject to the Stock Grant shall be subject to the same conditions and restrictions as the Stock Grant with respect to which the dividends were paid. Such additional Shares subject to the Stock Grant shall not reduce the number of Shares available for issuance under Section 5.

(g)  Modification or Assumption of Stock Grants. Within the limitations of the Plan, the Committee may modify or assume outstanding stock grants or may accept the cancellation of outstanding stock grants (including stock granted by another issuer) in return for the grant of new Stock Grants for the same or a different number of Shares and with the same or different vesting provisions. Notwithstanding the preceding sentence or anything to the contrary herein, no modification of a Stock Grant shall, without the consent of the Participant, impair his or her rights or obligations under such Stock Grant.

SECTION 10.  TERMS AND CONDITIONS OF STOCK UNITS.

(a)  Stock Unit Agreement. Each grant of Stock Units under the Plan shall be evidenced and governed exclusively by a Stock Unit Agreement between the Participant and the Company. Such Stock Units shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in the applicable Stock Unit Agreement (including without limitation any performance conditions). The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the Participant’s other compensation.

(b)  Number of Shares. Each Stock Unit Agreement shall specify the number of Shares to which the Stock Unit Grant pertains and shall be subject to adjustment of such number in accordance with Section 11.

(c)  Payment for Stock Units. Stock Units shall be issued without consideration.

(d)  Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting. Any such vesting provision may provide that Shares shall vest based on Service over time or shall vest, in full or in installments, upon satisfaction of performance conditions specified in the Stock Unit Agreement which may include Performance Goals pursuant to Section 4(e). Unless the applicable Stock Unit Agreement provides otherwise, each Stock Unit shall vest with respect to 25% of the Shares subject to the Stock Unit upon completion of each year of Service on each of the first through fourth annual anniversaries of the vesting commencement date. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant’s death, Disability, or other events.

(e)  Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

(f)  Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee at the time of the grant of the Stock Units, in its sole discretion. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when the vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred, in accordance with applicable law, to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 11.

(g)  Creditors’ Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

(h)  Modification or Assumption of Stock Units. Within the limitations of the Plan, the Committee may modify or assume outstanding stock units or may accept the cancellation of outstanding stock units (including stock units granted by another issuer) in return for the grant of new Stock Units for the same or a different number of Shares and with the same or different vesting provisions. Notwithstanding the preceding sentence or anything to the contrary herein, no modification of a Stock Unit shall, without the consent of the Participant, impair his or her rights or obligations under such Stock Unit.

(i)  Assignment or Transfer of Stock Units. Except as provided in the applicable Stock Unit Agreement, and then only to the extent permitted by applicable law, Stock Units shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law. Any act in violation of this Section 10(i) shall be void. However, this Section 10(i) shall not preclude a Participant from designating a beneficiary who will receive any outstanding vested Stock Units in the event of the Participant’s death, nor shall it preclude a transfer of vested Stock Units by will or by the laws of descent and distribution.

SECTION 11.  PROTECTION AGAINST DILUTION.

(a)  Adjustments. Subject to any action required under Applicable Laws by the holders of capital stock of the Company, (i) the numbers and class of Shares or other stock or securities: (x) available for future Awards under Section 5(a) above, (y) set forth in Section 5(d) above, and (z) covered by each outstanding Award, (ii) the Exercise Price of each outstanding Option, and (iii) any repurchase price per Share applicable to Shares issued pursuant to any Award, shall be proportionately adjusted by the Committee in the event of a stock split, reverse stock split, stock dividend, combination, consolidation, recapitalization (including a recapitalization through a large nonrecurring cash dividend) or reclassification of the Shares, subdivision of the Shares, a rights offering, a reorganization, merger, spin-off, split-up, change in corporate structure or other similar occurrence. Any adjustment by the Committee pursuant to this Section 11 shall be made in the Committee’s sole and absolute discretion and shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of an Award. If, by reason of a transaction described in this Section 11 or an adjustment pursuant to this Section 11, a Participant’s Award agreement covers additional or different shares of stock or securities, then such additional or different shares, and the Award agreement in respect thereof, shall be subject to all of the terms, conditions and restrictions which were applicable to the Award prior to such adjustment.

(b)  Participant Rights. Except as provided in this Section 11, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class. If by reason of an adjustment pursuant to this Section 11 a Participant’s Award covers additional or different shares of stock or securities, then such additional or different shares and the Award in respect thereof shall be subject to all of the terms, conditions and restrictions which were applicable to the Award and the Shares subject to the Award prior to such adjustment.

(c)  Fractional Shares. Any adjustment of Shares pursuant to this Section 11 shall be rounded down to the nearest whole number of Shares. Under no circumstances shall the Company be required to authorize or issue fractional shares and no consideration shall be provided as a result of any fractional shares not being issued or authorized.

SECTION 12.  EFFECT OF A CORPORATE TRANSACTION.

(a)  Corporate Transaction. In the event that the Company is a party to a Corporate Transaction, outstanding Awards shall be subject to the applicable agreement of merger, reorganization, or sale of assets. Such agreement may provide, without limitation, for the assumption or substitution of outstanding Options, SARs, or Stock Units by the surviving entity or its parent, for the assumption of outstanding Stock Grant Agreements by the surviving entity or its parent, for the replacement of outstanding Options, SARs, and Stock Units with a cash incentive program of the surviving entity which preserves the spread existing on the unvested portions of such outstanding Awards at the time of the transaction and provides for subsequent payout in accordance with the same vesting provisions applicable to those Awards, for accelerated vesting of outstanding Awards, or for the cancellation of outstanding Options, SARs, and Stock Units, with or without consideration, in all cases without the consent of the Participant. Notwithstanding the foregoing, if outstanding Options, SARs or Stock Units are not assumed, substituted, or replaced with a cash incentive program or any outstanding Stock Grant Agreements are not assumed pursuant to Section 12(a), then such Awards shall terminate upon the consummation of the Corporate Transaction; provided, however, that the Committee shall notify the Participant that the Award will terminate at least five (5) days prior to the date on which the Award terminates.

(b)  Acceleration. The Committee may determine, at the time of grant of an Award or thereafter, that such Award shall become fully vested as to all Shares subject to such Award in the event that a Change in Control occurs. Unless otherwise provided in the applicable Award agreement, employment agreement or other applicable written agreement, in the event that a Change in Control occurs and any outstanding Awards held by a current Key Service Provider is to be terminated (in whole or in part) pursuant to the preceding paragraph, the vesting (and exercisability, if applicable) of each such Award shall accelerate such that the Award shall become vested (and exercisable, if applicable) in full prior to the consummation of the Change in Control at such time and on such conditions as the Committee shall determine.

SECTION 13.  LIMITATIONS ON RIGHTS.

(a)  No Entitlements. A Participant’s rights, if any, in respect of or in connection with any Award is derived solely from the discretionary decision of the Company to permit the individual to participate in the Plan and to benefit from a discretionary Award. By accepting an Award under the Plan, a Participant expressly acknowledges that there is no obligation on the part of the Company to continue the Plan and/or grant any additional Awards. Any Award granted hereunder is not intended to be compensation of a continuing or recurring nature, or part of a Participant’s normal or expected compensation, and in no way represents any portion of a Participant’s salary, compensation, or other remuneration for purposes of pension benefits, severance, redundancy, resignation or any other purpose.

Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an Employee, Consultant or Director of the Company, a Parent, a Subsidiary or an Affiliate. The Company and its Parent and Subsidiaries and Affiliates reserve the right to terminate the Service of any person at any time, and for any reason, subject to Applicable Laws, the Company’s Articles of Incorporation and Bylaws and a written employment agreement (if any), and such terminated person shall be deemed irrevocably to have waived any claim to damages or specific performance for breach of contract or dismissal, compensation for loss of office, tort or otherwise with respect to the Plan or any outstanding Award that is forfeited and/or is terminated by its terms or to any future Award.

(b)  Shareholders’ Rights. A Participant shall have no dividend rights, voting rights or other rights as a shareholder with respect to any Shares covered by his or her Award prior to the issuance of such Shares (as evidenced by an appropriate entry on the books of the Company or a duly authorized transfer agent of the Company). No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such Shares are issued, except as expressly provided in Section 11.

(c)  Issuance Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Shares or other securities under the Plan shall be subject to all Applicable Laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Shares or other securities pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Shares or other securities, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

SECTION 14.  WITHHOLDING TAXES.

(a)  General. A Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with his or her Award. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

(b)  Share Withholding. If a public market for the Company’s Shares exists, the Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering or attesting to all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued based on the value of the actual trade or, if there is none, the Fair Market Value as of the previous day. Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including, but not limited to, any restrictions required by rules of the SEC. The Committee may, in its discretion, also permit a Participant to satisfy withholding or income tax obligations related to an Award through Cashless Exercise or through a sale of Shares underlying the Award.

SECTION 15.  DURATION AND AMENDMENTS.

(a)  Term of the Plan. The Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under this Section 15. If required by the Applicable Laws, continuance of the Plan shall be subject to approval by the holders of capital stock of the Company within twelve (12) months before or after the date the Plan is adopted or, to the extent required by Applicable Laws, any date the Plan is amended. Such approval shall be obtained in the manner and to the degree required under the Applicable Laws.

(b)  Right to Amend or Terminate the Plan. The Board may amend or terminate the Plan at any time and for any reason. The termination of the Plan, or any amendment thereof, shall not impair the rights or obligations of any Participant under any Award previously granted under the Plan without the Participant’s consent. No Awards shall be granted under the Plan after the Plan’s termination. An amendment of the Plan shall be subject to the approval of the Company’s shareholders only to the extent such approval is otherwise required by Applicable Laws, regulations or rules.

SECTION 16.      ADDENDA.

The Committee may approve such addenda to the Plan as it may consider necessary or appropriate for the purpose of granting Awards to Employees, Consultants or Directors, which Awards may contain such terms and conditions as the Committee deems necessary or appropriate to accommodate differences in local law, tax policy or custom, which, if so required under Applicable Laws, may deviate from the terms and conditions set forth in the Plan. The terms of any such addenda shall supersede the terms of the Plan to the extent necessary to accommodate such differences but shall not otherwise affect the terms of the Plan as in effect for any other purpose.

SECTION 17.  SEVERABILITY.

If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to Applicable Laws, or, if it cannot be so construed or deemed amended without, in the Committee’s determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

SECTION 18.  EXECUTION.

To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to execute the Plan on behalf of the Company.

TARGETED GENETICS CORPORATION

By

Title

The board of directors recommends a vote “FOR” the nominees in Proposal 1.						Please mark your vote as indicated ☒

			FOR the Nominees ☐	WITHHOLD AUTHORITY to vote for the Nominees ☐
(1)	ELECTION OF DIRECTORS: TWO CLASS 1 DIRECTORS					SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER IN THE SPACE PROVIDED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES IN PROPOSAL 1 AND “FOR” PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4.

	Nominees:	Jack L. Bowman Jeremy L. Curnock Cook

	WITHHOLD for the following only: (write the name of the nominee(s) in the space below)					☐ I plan to attend the annual meeting.

The board of directors recommends a vote “FOR” Proposal 2
			FOR ☐	AGAINST ☐	ABSTAIN ☐	Please sign exactly as your name appears on your share certificate(s). Attorneys, trustees, executors and other fiduciaries acting in a representative capacity should sign their names and give their titles. An authorized person should sign on behalf of corporations, partnerships, associations, etc. and give his or her title. If your shares are held by two or more persons, each person must sign. Receipt of the notice of meeting and proxy statement is hereby acknowledged.
(2)	AMEND TARGETED GENETICS CORPORATION’S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 18,000,000 SHARES TO 30,000,000 SHARES

The board of directors recommends a vote “FOR” Proposal 3
			FOR ☐	AGAINST ☐	ABSTAIN ☐
(3)	APPROVE AN AMENDMENT AND RESTATEMENT OF THE TARGETED GENETICS 1999 STOCK OPTION PLAN, WHICH WILL BE KNOWN AS THE “TARGETED GENETICS CORPORATION STOCK INCENTIVE PLAN” UPON SHAREHOLDER APPROVAL

The board of directors recommends a vote “FOR” Proposal 4
			FOR ☐	AGAINST ☐	ABSTAIN ☐
(4)	RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR YEAR ENDING DECEMBER 31, 2007

Signature(s)						Date

Ù FOLD AND DETACH HERE Ù

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET http://www.proxyvoting.com/tgen Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

PROXY

TARGETED GENETICS CORPORATION

This proxy is solicited on behalf of Targeted Genetics Corporation’s board of directors for the
Annual Meeting of Shareholders to be held on May 17, 2007

The undersigned hereby appoint(s) H. Stewart Parker and David J. Poston, and each of them, as proxies, with full power of substitution, to represent and vote as designated all shares of common stock of Targeted Genetics Corporation held of record by the undersigned on March 16, 2007 at Targeted Genetics Annual Meeting of Shareholders, to be held at the Washington Athletic Club, 1325 Sixth Avenue, Seattle, Washington, at 9:00 a.m. local time on May 17, 2007, with authority to vote on the matters listed below and with discretionary authority as to any other matters that may properly come before the meeting or any adjournments or postponements of the meeting.

IMPORTANT — PLEASE COMPLETE, DATE AND SIGN ON THE OTHER SIDE